As filed with the Securities and Exchange Commission on December 29, 2015

File No. 33-8982

ICA No. 811-4852

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 134	☒

And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 135

Victory Portfolios

(Exact name of Registrant as Specified in Trust Instrument)

3435 Stelzer Road

Columbus, Ohio 43219

(Address of Principal Executive Office)

(800) 539-3863

(Area Code and Telephone Number)

Copy to:

Charles Booth CITI Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, Ohio 43219 (Name and Address of Agent for Service)	Christopher K. Dyer Victory Portfolios 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144	Jay G. Baris Morrison & Foerster LLP 250 West 55th Street New York, New York 10019

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

☐ Immediately upon filing pursuant to paragraph (b)	☒ on December 30, 2015 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)	☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)	☐ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

  December 30, 2015

Prospectus

Victory Strategic Allocation Fund

(formerly Victory Balanced Fund)

Class A   SBALX

Class C   VBFCX

Class I   VBFIX

Class R   VBFGX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com

800-539-FUND

(800-539-3863)

Victory
Funds

Table of Contents

Fund Summary
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	3
Principal Risks	3
Investment Performance	5
Management of the Fund	6
Purchase and Sale of Fund Shares	7
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	7
Additional Fund Information	8
Investments	9
Risk Factors	11
Investing with Victory	14
Organization and Management of the Fund	15
Share Price	16
Choosing a Share Class	17
How to Buy Shares	22
How to Exchange Shares	26
How to Sell Shares	28
Distribution and Service Plans	30
Important Fund Policies	33
Other Service Providers	36
Financial Highlights	37
Strategic Allocation Fund	38

Strategic Allocation Fund Summary

Investment Objective

The Fund seeks to provide income and long-term growth of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 14 of the Fund's Prospectus and in Additional Purchase, Exchange and Redemption Information on page 37 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class I	Class R
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	1.00%[1]	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[2]	0.10%	0.10%	0.10%	0.10%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.50%
Other Expenses	0.42%	0.59%	8.13%	0.96%
Acquired Fund Fees and Expenses[3]	0.91%	0.91%	0.91%	0.91%
Total Annual Fund Operating Expenses	1.68%	2.60%	9.14%	2.47%
Fee Waiver/Expense Reimbursement[4]	(0.53)%	(0.75)%	(8.24)%	(1.02)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	1.15%	1.85%	0.90%	1.45%

1The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

2Restated to reflect current contractual fee.

3Acquired Fund Fees and Expenses ("AFFE") are fees and expenses of investment companies in which the Fund invests which are indirectly incurred by the Fund.

4The Adviser has contractually agreed to waive its management fee to 0.00% until at least February 28, 2017. In addition, the Adviser has contractually agreed to waive other fees and/or to reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) of Class A, Class C, Class I and Class R shares do not exceed 1.15%, 1.85%, 0.90% and 1.45% until at least February 28, 2017. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment. This agreement may only be terminated by the Fund's Board of Trustees.

1

Strategic Allocation Fund Summary (continued)

Fund Fees and Expenses (continued)

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$685	$1,025	$1,388	$2,406
Class C (If you sell your shares at the end of the period.)	$288	$737	$1,313	$2,879
Class I	$92	$1,917	$3,594	$7,215
Class R	$148	$672	$1,224	$2,729

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C	$188	$737	$1,313	$2,879

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 66% of the average value of its portfolio.

2

Strategic Allocation Fund Summary (continued)

Principal Investment Strategies

The Fund is a "fund of funds", which means it pursues its investment objective by investing primarily in other investment companies ("Underlying Funds"). The Fund will typically invest in affiliated Underlying Funds advised by the Adviser ("Victory Funds"). The Fund may also invest in unaffiliated Underlying Funds if a Victory Fund in a particular asset class is not available.

The Underlying Funds selected by the Adviser will invest across a broad range of global asset classes including, but not limited to, equity securities of U.S., international and emerging markets companies of any market capitalization size, investment grade U.S. and international bonds, and commodities. Some of the Underlying Funds may pursue market neutral or other alternative strategies and some may enter into futures contracts (both short and long positions), credit default swap contracts, options and/or other derivatives to achieve their investment objectives.

Under normal market conditions, the Fund will invest at least 40% of its net assets in Underlying Funds that will provide the Fund with exposure to equity securities and at least 30% of its net assets in Underlying Funds that will provide the Fund with exposure to fixed income securities. In either case, the Adviser may invest in Underlying Funds with strategies that it believes will have similar risk/return profiles as these asset classes.

To create the Fund's portfolio, the Adviser allocates the Fund's assets among Underlying Funds in a combination that is expected to achieve returns similar to or exceeding those of the broader market for equity and fixed income securities with similar risk characteristics. For these purposes, the broader market is represented by the performance of two reference indices: 60% of the MSCI All Country World Index and 40% of the Barclays U.S. Aggregate Bond Index.

The Adviser may sell an Underlying Fund if the Adviser believes that the Underlying Fund no longer provides adequate portfolio diversification or is unlikely to contribute to the Fund's total returns under prevailing market conditions.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's investments are subject to the following principal risks:

■  The Adviser's asset selection methodology may produce incorrect judgments about the value a particular investment or asset class and may not produce the desired results.

■  The value of the equity securities acquired by an Underlying Fund may decline. A company's earnings may not increase as expected.

■  An Underlying Fund in which the Fund invests may not achieve its investment objective. Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.

■  The Adviser is subject to conflicts of interest in allocating the Fund's assets among affiliated Underlying Funds (the Victory Funds), unaffiliated Underlying Funds, or a combination of both. The Adviser may have an incentive to allocate the Fund's assets to those Victory Funds for which the net advisory fees payable to the Adviser are higher than the fees payable by other Victory Funds or unaffiliated Underlying Funds.

■  The Fund may be subject to the risk that its assets are invested in a particular sector or industry in the economy and as a result, the value of the Fund may be adversely impacted by events or developments affecting such sector or industry.

■  The earnings and prospects of small- and mid-sized companies are more volatile than larger companies and may experience higher failure rates than larger companies.

■  Interest rates may rise or the rate of inflation may increase, impacting the value of an Underlying Fund's investments in fixed income securities. A debt issuer's credit quality may be downgraded or an issuer may default. Interest rates may fluctuate due to changes in governmental fiscal policy initiatives and resulting market reaction to those initiatives.

■  Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. In a rising interest rate environment or

3

Strategic Allocation Fund Summary (continued)

when investor redemptions from fixed income funds are higher than normal, liquidity risk may be magnified due to the increased supply in the market that would result from selling activity.

■  A U.S. government agency or instrumentality may default on its obligation and the U.S. government may not provide support.

■  Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.

■  The risks related to investing in foreign securities are generally greater with respect to securities of companies associated with emerging markets. Emerging market companies may experience more volatility than those in developed countries due to greater risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

■  An Underlying Fund's use of derivative instruments, including futures, options and credit default swap contracts, may not perfectly replicate direct investment in the security. Derivatives also entail exposure to counterparty credit risk, the risk of mispricing or improper valuation, and the risk that a small investments or small price movements can result in substantial gains or losses.

■  Commodity-related risks include production risks caused by unfavorable weather, animal and plant disease, geologic and environmental factors. Commodity-related risks also include unfavorable changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

4

Strategic Allocation Fund Summary (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C, Class I and Class R shares of the Fund, including applicable maximum sales charges, compare to those of the MSCI All Country World Index, Barclays U.S. Aggregate Bond Index and several other indexes. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

The Fund's historical performance, as summarized below, was achieved when the Fund sought to achieve its objective by principally investing directly in equity securities, debt securities and cash equivalents.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge. If one were included, results would be lower.)

YTD through 9/30/15: -3.10%
Highest/lowest quarterly results during this time period were:

Highest  11.91% (quarter ended September 30, 2009)

Lowest  -15.51% (quarter ended December 31, 2008)

5

Strategic Allocation Fund Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2014)	1 Year	5 Years	10 Years (or Life of Class)
CLASS A
Before Taxes	1.35%	8.27%	5.44%
After Taxes on Distributions	-0.78%	7.34%	4.43%
After Taxes on Distributions and Sale of Fund Shares	2.27%	6.44%	4.15%
CLASS C
Before Taxes	5.84%	8.77%	5.22%
CLASS I
Before Taxes	7.86%	10.00%	5.52%[1]
CLASS R
Before Taxes	7.25%	9.19%	5.66%
INDICES[2]
MSCI All Country World Index Index returns reflect no deduction for fees, expenses, or taxes.	4.16%	9.17%	6.09%
S&P 500 Index Index returns reflect no deduction for fees, expenses, or taxes.	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index Index returns reflect no deduction for fees, expenses, or taxes.	5.97%	4.45%	4.71%
60% MSCI All Country World Index/40% Barclays U.S. Aggregate Bond Index Index returns reflect no deduction for fees, expenses, or taxes.	4.69%	7.56%	5.89%

1Inception date of the Class I shares is August 31, 2007.

2Effective December 30, 2015, the MSCI All Country World Index has been selected as the Fund's broad-based index in replacement of the S&P 500 Index to reflect a change in the Fund's investment strategy.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc. serves as the Fund's investment adviser.

Portfolio Managers

Kelly S. Cliff is the President, Investment Franchises, of the Adviser and has been the Portfolio Manager of the Fund since December 2015.

6

Strategic Allocation Fund Summary (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

7

Additional Fund Information

The Victory Strategic Allocation Fund (the "Fund") is managed by the Adviser, who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the Victory Funds or, more simply, the "Funds".

This section describes additional information about the principal investment strategy that the Fund will use under normal market conditions to pursue its investment objective.

The Fund's investment objective is a non-fundamental policy and may be changed by the Board of Trustees upon 60 days' written notice to shareholders.

Although not a principal investment strategy, for cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

8

Investments

The following describes the types of securities the Fund, or an Underlying Fund in which the Fund invests, may purchase under normal market conditions to achieve its principal investment strategy.

Investment Companies

The Fund invests in securities of other investment companies, including exchange traded funds (ETFs). ETFs are shares of investment companies that are bought and sold on a securities exchange.

U.S. Equity Securities

Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.

Foreign Securities

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

Corporate Debt Obligations

Debt instruments issued by corporations. They may be secured or unsecured.

International Bonds

Debt instruments issued by non-domestic issuers and traded in U.S. dollars including Yankee Bonds and Eurodollar Bonds.

U.S. Government Securities*

Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality. There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.

U.S. Government Instrumentalities*

Securities issued by U.S. government instrumentalities such as: the Student Loan Marketing Association ("SLMA" or Sallie Mae), The Federal Farm Credit Bank ("FFCB"), and Federal Home Loan Banks ("FHLB"). Certain instrumentalities are "wholly-owned Government corporations," such as the Tennessee Valley Authority ("TVA").

Mortgage Dollar Rolls

Repurchase transactions in which the Fund may agree to sell a mortgage-backed security for settlement on one date and buy back the same security for settlement on a later date at a lower price.

Commodities

A commodity is an asset with tangible properties that is used in commerce, such as fuels (e.g., crude oil, natural gas and gasoline), precious and industrial metals, livestock and agricultural products.

*Obligations of entities such as the GNMA are backed by the full faith and credit of the U.S. Treasury. Others, such as the FNMA, SLMA, FHLB, FHLMC, FMAC and TVA are supported by the right of the issuer to borrow from the U.S. Treasury. FFCB is supported only by the credit of the federal instrumentality. See the SAI for more information about investments in obligations of U.S. government instrumentalities and wholly-owned Government corporations.

9

Investments

Derivatives

Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including credit default swap contracts, swaps, futures contracts (both short and long positions), options on futures contracts, options, and forward currency exchange contracts. An Underlying Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity), for managing certain risks (such as yield curve exposure, interest rate risk or credit risk), to generate income, to gain exposure to an investment in a manner other than investing in the asset directly or for any other permissible purpose. Hedging may relate to a specific investment, a group of investments, or an Underlying Fund's portfolio as a whole. Currently, some swaps may be negotiated bilaterally and others may be subject to mandatory clearing and exchange trading requirements. These requirements may decrease counterparty exposure and increase liquidity, but will not make swap transactions risk free.

The Underlying Funds may use other types of investments in furtherance of their investment objectives. The following describes the types of securities that may be purchased which the Fund does not consider to be a part of the Fund's principal investment strategy. Additional securities that the Fund or Underlying Funds may purchase are included in the Fund's SAI.

Asset-Backed Securities

Debt securities backed by loans or accounts receivable originated by banks, credit card companies, student loan issuers, or other providers of credit. These securities may be enhanced by a bank letter of credit or by insurance coverage provided by a third party.

Below Investment-Grade Securities

Debt securities that are rated below investment grade or in comparable unrated securities. Lower quality or below-investment-grade debt securities are sometimes referred to as "junk bonds."

Mortgage-Backed Securities

Instruments secured by mortgages or pools of mortgages.

When-Issued, To-Be-Announced ("TBA") and Delayed-Delivery Securities

A security that is purchased for delivery at a later time. In a TBA transaction, a seller generally agrees to deliver a mortgage-backed security meeting certain criteria at a future date.

10

Risk Factors

The following describes the principal risks that you may assume as an investor in the Fund.

General risks

■  Market risk. The risk that the market value of a security may decline in response to developments affecting individual companies and/or general economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

■  Manager risk. The Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

■  Investment risk. The risk that the value of the Fund's investments may decline if the particular securities in which the Fund invests do not perform well in the market.

Investment company risk

■  Investment company risk. The Fund's ability to achieve its investment objective may be directly related to the ability of the Underlying Funds (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

■  Conflict of interest risk. The Fund invests in affiliated Underlying Funds (the Victory Funds), unaffiliated Underlying Funds, or a combination of both. The Adviser, therefore, is subject to conflicts of interest in allocating the Fund's assets among the Underlying Funds. The Adviser will receive more revenue to the extent it selects a Victory Fund rather than an unaffiliated fund for inclusion in the Fund's portfolio. In addition, the Adviser may have an incentive to allocate the Fund's assets to those Victory Funds for which the net advisory fees payable to the Adviser are higher than the fees payable by other Victory Funds. The Fund may be subject to the risk that its assets are invested in a particular sector or group of sectors in the economy and as a result, the value of the Fund may be adversely impacted by events or developments in a sector or group of sectors.

Equity risk

The value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability or in general market conditions. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.

Debt security risks

■  Interest rate risk. The value of a fixed income security will decline if interest rates rise. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, during periods of increased market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. In a rising interest rate environment or when investor redemptions from fixed income funds are higher than normal,

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

11

Risk Factors (continued)

liquidity risk may be magnified due to the increased supply in the market that would result from selling activity.

■  Inflation risk. Inflation will erode the purchasing power of the cash flows generated by debt securities held by an Underlying Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

■  Reinvestment risk. When interest rates are declining, the interest income and prepayments on a security an Underlying Fund receives will have to be reinvested at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.

■  Credit (or default) risk. The issuer of a debt security may be unable to make timely payments of interest or principal. Credit risk is measured by NRSROs such as Standard & Poor's (S&P), Fitch, Inc., and Moody's Investors Service (Moody's).

Foreign risk

Investing in foreign companies, including through ADRs and GDRs, involves certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. These factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.

Certain of these risks may also apply to some extent to U.S. investments that are denominated in foreign currencies and investments in U.S. companies that have significant foreign operations.

Sector/Industry concentration risk

An Underlying Fund may focus its investments in a particular sector or industry. When it does, the Underlying Fund is particularly susceptible to the impact of market, economic, political, regulatory and other factors affecting that sector or industry. Additionally, the Underlying Fund's performance may be more volatile.

Smaller company stock risk

Small or medium-sized companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions. Prices of small or medium-sized companies tend to be more volatile than those of larger companies and small or medium-sized issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they may be often more difficult to purchase and sell.

Derivatives risks

The use of derivative instruments, such as futures contracts and credit default swaps, exposes an Underlying Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the

12

Risk Factors (continued)

case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Underlying Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

Commodities and commodity-related futures contracts risks

Commodity-related risks include production risks caused by unfavorable weather, animal and plant disease, geologic and environmental factors. Commodity-related risks also include unfavorable changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions. An Underlying Fund may, but is not required to, use derivatives, such as futures contracts, to gain exposure to a commodity investment manner other than investing in the asset directly.

An Underlying Fund may use other types of investments in furtherance of its overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Fund. Additional risks are included in the Fund's SAI.

Asset-backed securities risk

Similar to mortgage-backed securities, asset-backed securities generally may be prepaid at any time, making them subject to prepayment risk and extension risk, either of which could adversely impact the value of such securities.

Below investment-grade securities risk

Below-investment-grade securities ("junk bonds") are subject to certain risks in addition to those risks associated with higher-rated securities. Below-investment-grade securities may be more susceptible to real or perceived adverse economic conditions, which may cause them to be downgraded or default, less liquid, and more difficult to evaluate than investment-grade securities.

Mortgage-related securities risks

■  Prepayment risk. Because prepayments generally occur when interest rates are falling, an Underlying Fund may have to reinvest the proceeds from prepayments at lower interest rates. Interest rate levels and other factors may affect the frequency of mortgage prepayments, which in turn can affect the average life of a pool of mortgage-related securities. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities.

■  Extension risk. The rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what an Underlying Fund's portfolio manager anticipated that it would be. The market values of securities with longer maturities tend to be more volatile.

When-issued, TBA and delayed-delivery securities risk

■  When-issued, TBA and delayed-delivery securities risk is the risk that the market value of the security issued on a when-issued, to-be-announced or delayed-delivery basis may change before the delivery date, which may adversely impact the Fund's NAV. There is also the risk that a party fails to deliver the security on time or at all.

An investment in the Fund is not a complete investment program.

13

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with Victory. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, Class C, Class I or Class R shares of the Fund. Class I and Class R shares are available for purchase only by eligible shareholders. The following sections describe how to open an account, how to access information about your account, and how to buy, exchange and sell shares of the Fund. Note, this information will vary if you invest through a third party such as a brokerage firm and will be dependent on that firm's policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Important information about sales load breakpoints

The Fund charges a front-end sales load on purchases of Class A shares. The sales charge is lower for larger investments. The investment levels required to obtain a reduced sales load are commonly referred to as "breakpoints."

In order to obtain a breakpoint discount, you should inform your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your accounts and linked accounts, including accounts opened with a different Investment Professional.

You can find additional information regarding sales charges and their reductions on the Fund's website, VictoryFunds.com, by clicking on Victory Portfolios' Mutual Fund Pricing Policies. Information regarding sales charges is also included in the Fund's Statement of Additional Information.

14

Organization and

Management of the Fund

The Trust's Board of Trustees has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. As of September 30, 2015, the Adviser and its affiliates managed or advised assets totaling in excess of $33.3 billion for individual and institutional clients. The Adviser's address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing.

For the fiscal year ended October 31, 2015, the Adviser was paid advisory fees, before waivers, at an annual rate equal to 0.60% of the average daily net assets of the Fund.

A discussion of the Board's most recent considerations in approving the Advisory Agreement is included in the Fund's annual report for the period ended April 30, 2015.

Portfolio Management

Kelly S. Cliff is the Portfolio Manager of the Strategic Allocation Fund.

Mr. Cliff has been the President, Investment Franchises of the Adviser since 2014. Prior to joining the Adviser, Mr. Cliff spent 22 years with Callan Associates, most recently serving as the chief investment officer of public markets and co-lead of the Global Manager Research Group. Mr. Cliff is a CFA and CAIA charterholder.

The Fund's SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

15

Share Price

The Fund calculates its share price, called its NAV, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), which is normally 4:00 p.m. Eastern time, but may be earlier or later on some days. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order and it is accepted. A business day is a day on which the NYSE is open.

To the extent the Fund's investments include securities that are primarily traded in foreign markets, the value of those securities may change on days when shareholders are unable to purchase and redeem the Fund's shares such as on weekends or other days when the Fund does not price its shares.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

■  Trading in the security has been halted;

■  The market quotation for the security is clearly erroneous due to a clerical error;

■  The security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or

■  An event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security's actual market value in light of subsequent relevant information, and the security's opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund's NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find the Fund's NAV by calling 800-539-3863 or by visiting the Fund's website at VictoryFunds.com.

The daily NAV is useful to you as a shareholder because the NAV,

multiplied by the number of Fund shares you own, gives you the value of your investment.

16

Choosing a Share Class

CLASS A

■  Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge.

■  A deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of their purchase.

■  Class A shares also pay ongoing distribution and/or service (12b-1) fees.

■  Lower annual expenses than Class C or Class R shares.

CLASS C

■  No front-end sales charge. All your money goes to work for you right away.

■  A deferred sales charge (CDSC) if you sell your shares within twelve months of their purchase.

■  Class C shares also pay ongoing distribution and/or service (12b-1) fees.

■  Higher annual expenses than all other classes of shares.

CLASS I

■  No front-end sales charge. All your money goes to work for you right away.

■  Class I shares do not pay ongoing distribution and/or service (12b-1) fees.

■  Class I shares are only available to certain investors.

■  Lower annual expenses than all other classes of shares.

CLASS R

■  No front-end sales charge or CDSC. All your money goes to work for you right away.

■  Class R shares pay ongoing distribution and/or service (12b-1) fees.

■  Class R shares are only available to certain investors.

■  Higher annual expenses than Class A or Class I shares.

Share Classes

The Fund offers Class A, Class C, Class I and Class R shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

17

Choosing a Share Class (continued)

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges and, in some cases, eliminate the sales charges.

Also, not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders.

The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

The Fund reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class. The Fund may also waive any applicable eligibility requirements or investment minimums at its discretion.

The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Calculation of Sales Charges for Strategic Allocation Fund for Class A Shares

Class A shares are sold at their public offering price, which is the net asset value ("NAV") plus the applicable initial sales charge. The sales charge percentage decreases as the amount that you invest increases. The current sales charge rates are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above*	0.00%	0.00%

*A contingent deferred sales charge ("CDSC") of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details. The Fund makes available, free of charge, information relating to sales charges on its website at VictoryFunds.com.

Sales Charge Reductions and Waivers for Class A Shares

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund's transfer agent, at the time of purchase, current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

You may reduce or eliminate the sales charge in the following cases:

1.  Purchases sufficient to reach a breakpoint (see Investing with Victory — Important information about sales load breakpoints).

2.  A Letter of Intent allows you to buy Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at

18

Choosing a Share Class (continued)

one time. You must start with a minimum initial investment of at least 5% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

3.  Rights of Accumulation allow you to add the value of any Class A shares you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount.

4.  The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (subject to limitations applicable to certain Victory Funds and excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment.

5.  The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Fund, to reinvest all or part of the redemption proceeds in the Class A shares of any Victory Fund at the NAV next computed after receipt by the Transfer Agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Fund.

6.  The Victory Funds will completely waive the sales charge for Class A shares in the following cases:

a.  Purchases of $1,000,000 or more.

b.  Purchases by:

i.  current and retired Fund trustees or officers;

ii.  directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers;"* and

iii.  registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with Victory Capital Advisers, Inc., (the "Distributor"), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts.

c.  Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts

d.  Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

e.  Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. If the Distributor pays a concession to the dealer of record, a CDSC of up to 0.75% will be charged to the shareholder if any of those shares are redeemed in the first year after purchase.

*Affiliated Providers are affiliates and subsidiaries of the Adviser, and any organization that provides services to the Trust.

19

Choosing a Share Class (continued)

This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

f.  Purchases by participants in the Victory Investment Program.

g.  Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as "supermarkets").

h.  Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

i.  Investors that have an investment account with the Adviser.

You should inform the Fund or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.

Calculation of Sales Charges for Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

Purchases of $1,000,000 and above will automatically be made in Class A shares of the Fund.

Eligibility Requirements to Purchase Class I Shares

Only Eligible Investors may purchase Class I shares of the Fund, directly or by exchange. Eligible Investors include the following:

■  Institutional and individual retail investors with a minimum initial investment in Class I shares of $2,000,000 who purchase through certain broker-dealers or directly from the transfer agent;

■  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;

■  Investors in selected fee-based programs;

■  Current and retired Fund trustees or officers;

■  Directors, trustees, employees, and family members of employees, of the Adviser or "Affiliated Providers;"**

**Affiliated Providers are affiliates and subsidiaries of the Adviser and any organization that provides services to the Trust.

20

Choosing a Share Class (continued)

■  Purchases by participants in the Victory Investment Program; and

■  Brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of the Fund.

The Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $2,000,000. The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums.

Eligibility Requirements to Purchase Class R Shares

Class R shares may only be purchased by:

■  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.

■  Fee-based investment products or accounts.

21

How to Buy Shares

Opening an account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-539-3863. You can also download an Account Application by visiting the Fund's website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds at the following address:

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593.

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of the Fund. Sometimes an Investment Professional will charge you for their services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund's Customer Identification Program are available in the section "Important Fund Policies."

If your investment order is accepted by the Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled "Share Price."

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

Paying for your initial purchase

Make your check payable to The Victory Funds. All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler's checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum investments

If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500 ($1,000 for IRA accounts), with additional investments of at least $250. If you would like to buy Class I or Class R shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class I or Class R shares except as set forth in the Eligibility Requirements to Purchase.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser and the Administrator, and their affiliates. In addition, the minimum investment required may be

22

How to Buy Shares (continued)

waived when the Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

■  By Mail

To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

■  By Telephone

If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

■  By Exchange

You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund if it is eligible for an exchange with your fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section "Exchanging Shares."

■  Via the Internet

If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House ("ACH") payment in order to execute online purchases.

■  By ACH

Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Funds does not charge a fee for ACH transfers but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

■  By Wire

You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

Although the Transfer Agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

■  By Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information

23

How to Buy Shares (continued)

and the amount ($250 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account to invest in shares of the Fund.

Other purchase rules you should know

The Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. The Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593
BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds c/o Citi TA Operations 3435 Stelzer Road Columbus, OH 43219 PHONE: 800-539-3863
BY WIRE	Call 800-539-3863 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.
BY TELEPHONE	800-539-FUND (800-539-3863)
ON THE INTERNET	www.VictoryFunds.com

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with you check to the address indicated.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

24

How to Buy Shares (continued)

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

25

How to Exchange Shares

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of funds available for exchange by calling 800-539-FUND or or by visiting VictoryFunds.com

The shares of any class of the Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below.

■  Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange to the new share class.

■  To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.

■  Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Fund's other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

Class C share conversion

You may be able to convert your Class C shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

Processing your exchange/conversion

If your exchange request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled "Share Price" then your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the respective net asset values of the share classes next calculated after receipt and acceptance of your exchange request, plus any applicable sales charge described in the Prospectus.

If your Fund shares are converted to a different share class, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's net asset values. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of the Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

■  By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

■  By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

26

How to Exchange Shares (continued)

■   Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other exchange rules you should know

The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of the Fund that were purchased through your employer's retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

27

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

How to Sell Shares

If your redemption request is received in good order by the close of regular trading on the NYSE, your redemption will be processed the same day. Your redemption will be processed on the next business day if received after the close of regular trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

  BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

■  Mail a check to the address of record;

■  Wire funds to a previously designated domestic financial institution;

■  Mail a check to a previously designated alternate address; or

■  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

  BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

■  Your account registration has changed within the last 15 days;

■  The check is not being mailed to the address on your account;

■  The check is not being made payable to the owner of the account;

■  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

■  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

  BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the same business day.

  BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

28

How to Sell Shares (continued)

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

■  Redemption proceeds from the sale of shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

■  The Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

■  The Fund may suspend your right to redeem your shares in the following circumstances:

•  During non-routine closings of the NYSE;

•  When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

•  When the SEC orders a suspension to protect the Fund's shareholders.

■  The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.

■  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

29

Distribution and Service Plans

Distribution Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted Distribution and Service Plans for Class A, Class C and Class R shares of the Fund.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets. Under the Class R Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of its average daily net assets. The fee is paid for general distribution services, for selling Class A shares or Class R shares of the Fund and, as applicable, and for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares.

Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the Fund's average daily net assets. Of this amount, 0.75% of the Fund's average daily net assets will be paid for general distribution services and for selling Class C shares of the Fund. The Fund will pay 0.25% of its average daily net assets to compensate financial institutions that provide personal services to their shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Distribution Related Payments

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other Investment Professionals and service providers, for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or Investment Professional for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, those types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Fund or other Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

30

Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends monthly. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Funds reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Buying a dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

31

Dividends, Distributions, and Taxes (continued)

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

Important Information about Taxes

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

■  Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.

■  Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund.

■  Dividends from the Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Fund.

■  An exchange of the Fund's shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.

■  An exchange of one class of the Fund's shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.

■  Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.

■  An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.

■  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

■  Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.

■  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

■  The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).

■  The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.

■  You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

■  The Fund may provide estimated capital gain distribution information through its website at VictoryFunds.com.

32

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Victory Funds must obtain the following information for each person who opens a new account:

■  Name;

■  Date of birth (for individuals);

■  Residential or business street address (although post office boxes are still permitted for mailing); and

■  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

■  Change of name;

■  Add/change banking instructions;

■  Add/change beneficiaries;

■  Add/change authorized account traders;

■  Adding a Power of Attorney;

■  Add/change Trustee; and

■  Uniform Transfers to Minors Act/Uniform Gifts to Minors Act custodian change.

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

33

Important Fund Policies (continued)

The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

■  Employ "fair value" pricing, as described in this prospectus under "Share Price," to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and

■  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of the Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the Transfer Agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund's market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings in its annual and semiannual reports to shareholders, which are sent to shareholders no later than 60 days after the relevant fiscal period (October 31st and April 30th, respectively) and are available on the Fund's website, VictoryFunds.com. The Fund also files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31st and July 31st, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.

34

Important Fund Policies (continued)

In addition, the Fund discloses its complete portfolio holdings as of the quarter-end on the Fund's website no later than the 15th day following the end of the calendar quarter. The Fund may also publish other information on the Fund's website relating to its portfolio holdings (e.g., top ten holdings) on a monthly basis no later than the 15th day following the end of the month.

You can find a complete description of the Fund's policies and procedures with respect to disclosure of its portfolio securities in the Fund's SAI or on the Fund's website, VictoryFunds.com.

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the yield, tax-effective yield, and the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses, and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

35

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the Fund's shares. The Distributor is an affiliate of the Adviser.

KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Fund's investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as the administrator and fund accountant for the Fund.

SunGard Investor Services LLC, 3435 Stelzer Road, Columbus, Ohio 43219, serves as the transfer agent and dividend disbursing agent for the Fund.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the independent registered public accounting firm for the Fund.

Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019, serves as legal counsel to the Fund.

36

Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund's financial performance for the past five years.

Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund's Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information presented has been audited by Ernst & Young LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at VictoryFunds.com.

37

Financial Highlights

STRATEGIC ALLOCATION FUND

	Class A Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net asset value, beginning of period	$15.69	$14.92	$12.65	$11.93	$11.89
Investment activities:
Net investment income	0.14	0.13	0.12	0.11	0.11
Net realized and unrealized gains on investments	0.57	1.18	2.36	1.12	0.09
Total from investment activities	0.71	1.31	2.48	1.23	0.20
Distributions:
Net investment income	(0.30)	(0.32)	(0.21)	(0.16)	(0.16)
Net realized gains from investments	(1.00)	(0.22)	—	(0.35)	—
Total distributions	(1.30)	(0.54)	(0.21)	(0.51)	(0.16)
Net asset value, end of period	$15.10	$15.69	$14.92	$12.65	$11.93
Total return (excludes sales charge)	4.66%	8.97%	19.77%	10.58%	1.64%
Ratios/supplemental data:
Net assets at end of period (000)	$10,560	$10,293	$12,296	$11,650	$16,572
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.12%	1.11%
Ratio of net investment income to average net assets	0.82%	0.92%	0.86%	1.00%	1.00%
Ratio of gross expenses to average net assets (a)	1.40%	1.34%	1.44%	1.48%	1.29%
Ratio of net investment income to average net assets (a)	0.57%	0.73%	0.57%	0.64%	0.82%
Portfolio turnover	72%	66%	142%	106%	130%

(a)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

38

Financial Highlights

STRATEGIC ALLOCATION FUND (continued)

	Class C Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net asset value, beginning of period	$15.57	$14.82	$12.57	$11.86	$11.83
Investment activities:
Net investment income	0.01	0.02	0.04	0.02	0.03
Net realized and unrealized gains on investments	0.59	1.17	2.33	1.11	0.08
Total from investment activities	0.60	1.19	2.37	1.13	0.11
Distributions:
Net investment income	(0.20)	(0.22)	(0.12)	(0.07)	(0.08)
Net realized gains from investments	(1.00)	(0.22)	—	(0.35)	—
Total distributions	(1.20)	(0.44)	(0.12)	(0.42)	(0.08)
Net asset value, end of period	$14.97	$15.57	$14.82	$12.57	$11.86
Total return (excludes contingent deferred sales charge)	3.92%	8.16%	18.95%	9.81%	0.90%
Ratios/supplemental data:
Net assets at end of period (000)	$2,725	$2,778	$2,780	$1,214	$1,330
Ratio of net expenses to average net assets	1.85%	1.85%	1.85%	1.84%	1.80%
Ratio of net investment income to average net assets	0.12%	0.23%	0.05%	0.27%	0.28%
Ratio of gross expenses to average net assets (a)	2.36%	2.14%	2.66%	3.01%	2.82%
Ratio of net investment loss to average net assets (a)	(0.38)%	(0.06)%	(0.77)%	(0.90)%	(0.74)%
Portfolio turnover	72%	66%	142%	106%	130%

(a)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

39

Financial Highlights

STRATEGIC ALLOCATION FUND (continued)

	Class I Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net asset value, beginning of period	$15.74	$14.97	$12.69	$11.97	$11.87
Investment activities:
Net investment income	0.29	0.19	0.14	0.18	0.19 (a)
Net realized and unrealized gains on investments	0.47	1.16	2.38	1.08	0.13
Total from investment activities	0.76	1.35	2.52	1.26	0.32
Distributions:
Net investment income	(0.34)	(0.36)	(0.24)	(0.19)	(0.22)
Net realized gains from investments	(1.00)	(0.22)	—	(0.35)	—
Total distributions	(1.34)	(0.58)	(0.24)	(0.54)	(0.22)
Net asset value, end of period	$15.16	$15.74	$14.97	$12.69	$11.97
Total return	4.96%	9.20%	20.06%	10.88%	2.64%
Ratios/supplemental data:
Net assets at end of period (000)	$1,474	$318	$278	$311	$26
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.85%	0.66%
Ratio of net investment income to average net assets	0.93%	1.16%	1.12%	1.02%	1.52%
Ratio of gross expenses to average net assets (b)	4.15%	4.80%	4.46%	19.77%	0.90%
Ratio of net investment income (loss) to average net assets (b)	(2.32)%	(2.74)%	(2.44)%	(17.90)%	1.28%
Portfolio turnover	72%	66%	142%	106%	130%

(a)  Calculated using average shares method for the period.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

40

Financial Highlights

STRATEGIC ALLOCATION FUND (continued)

	Class R Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net asset value, beginning of period	$15.68	$14.90	$12.64	$11.92	$11.88
Investment activities:
Net investment income (loss)	0.08	(0.21)	0.08	0.08	0.08
Net realized and unrealized gains on investments	0.59	1.48	2.35	1.11	0.08
Total from investment activities	0.67	1.27	2.43	1.19	0.16
Distributions:
Net investment income	(0.26)	(0.27)	(0.17)	(0.12)	(0.12)
Net realized gains from investments	(1.00)	(0.22)	—	(0.35)	—
Total distributions	(1.26)	(0.49)	(0.17)	(0.47)	(0.12)
Net asset value, end of period	$15.09	$15.68	$14.90	$12.64	$11.92
Total return	4.36%	8.66%	19.34%	10.27%	1.36%
Ratios/supplemental data:
Net assets at end of period (000)	$1,875	$1,867	$7,089	$5,980	$5,063
Ratio of net expenses to average net assets	1.45%	1.45%	1.45%	1.44%	1.40%
Ratio of net investment income to average net assets	0.52%	0.71%	0.54%	0.64%	0.68%
Ratio of gross expenses to average net assets (a)	2.17%	1.72%	1.72%	1.79%	1.70%
Ratio of net investment income (loss) to average net assets (a)	(0.20)%	0.44%	0.27%	0.29%	0.38%
Portfolio turnover	72%	66%	142%	106%	130%

(a)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

41

P.O. Box 182593

Columbus, OH 43218-2593

Statement of Additional Information (SAI): The SAI contains more information about the Fund's operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you don't request a copy.

Annual and Semi-Annual Reports: Annual and semi-annual reports contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period.

How to Obtain Information: You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).	By mail: The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person: SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.	By mail: SEC Public Reference Section Washington, D.C. 20549-1520	On the Internet: EDGAR database at sec.gov or by email request at publicinfo@sec.gov

Investment Company Act File Number 811-4852

VF-SA-PRO (12/15)

STATEMENT OF ADDITIONAL INFORMATION

VICTORY PORTFOLIOS

FUND NAME	CLASS A	CLASS C	CLASS I	CLASS R
Victory Strategic Allocation Fund	SBALX	VBFCX	VBFIX	VBFGX

December 30, 2015

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus of the Victory Strategic Allocation Fund (the “Fund”), which is dated December 30, 2015, as it may be amended or supplemented from time to time. This SAI is incorporated by reference in its entirety into the prospectus. Copies of the prospectus may be obtained by writing the Fund at P.O. Box 182593 Columbus, Ohio 43218-2593, or by calling toll free 800-539-FUND (800-539-3863).

The Fund’s audited financial statements for October 31, 2015 are incorporated in this SAI by reference to the Fund’s 2015 annual report to shareholders (File No. 811-4852). You may obtain a copy of the Fund’s most recent annual and semi-annual report at no charge by writing to the address or calling the phone number noted above.

GENERAL INFORMATION

Victory Portfolios (the “Trust”) was organized as a Delaware statutory trust (formerly referred to as a “business trust”) on December 6, 1995 as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is an open-end management investment company. The Trust currently consists of 25 series of units of beneficial interest (“shares”). Prior to December 30, 2015, the Fund was known as the “Victory Balanced Fund,” but was renamed the “Victory Strategic Allocation Fund” to reflect its change of investment strategy to utilize a “fund of funds” structure.

This SAI relates to the shares of the Fund and its respective classes.  Much of the information contained in this SAI expands on subjects discussed in the Fund’s prospectus. Capitalized terms not defined herein are used as defined in the prospectuses. No investment in shares of the Fund should be made without first reading the Fund’s prospectus.

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

Investment Objectives.

The Fund’s investment objective is fundamental, meaning it may not be changed without a vote of the holders of a majority of the Fund’s outstanding voting securities. There can be no assurance that a Fund will achieve its investment objective.

Investment Policies and Limitations of the Fund.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund’s outstanding voting securities unless (1) a policy expressly is deemed to be a fundamental policy of the Fund, or (2) a policy expressly is deemed to be changeable only by such majority vote. The Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund’s prospectus.

The Fund’s classification and sub-classification is a matter of fundamental policy. The Fund is classified as an open-end investment company and sub-classified as a diversified investment company. The following policies and limitations supplement the Fund’s investment policies as set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the Investment Company Act of 1940, as amended (the “1940 Act”)). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trust’s Board of Trustees (the “Board” or the “Trustees”) will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations of the Funds. The following investment limitations are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares, as defined under the 1940 Act.

1. Senior Securities.

The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

The SEC takes the position that transactions that have the effect of increasing the leverage of the capital structure of a fund are the economic equivalent of borrowing, and they can be viewed as a type of borrowing known as a “senior security” for purposes of the 1940 Act. Examples of such transactions and trading practices include reverse repurchase agreements; mortgage-dollar-roll transactions; selling securities short (other than selling short “against the box”); buying and selling certain derivatives contracts, such as futures contracts; writing or selling put and call options; engaging in sale-buybacks; firm commitment and standby commitment agreements; when-issued, delayed delivery and forward commitment transactions; and other similar transactions. A transaction will not be considered to constitute the issuance by a fund of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% minimum asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position by segregating liquid assets (as determined by the adviser under the general oversight of the fund board) at least equal to the value of the fund’s potential economic exposure as measured daily on a mark-to-market basis; or otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively defined as “covers” the transaction). In order to comply with the applicable regulatory requirements regarding cover, a fund may be required to buy or sell securities at a disadvantageous time or when the prices then available are deemed disadvantageous. In addition, segregated assets may not be readily available to satisfy redemption requests or for other purposes.

2. Underwriting.

The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

3. Borrowing.

The Fund may not borrow money, except as permitted under the 1940 Act, or by order of the Securities and Exchange Commission (the “SEC”) and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

A fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no action letters, interpretations, and other pronouncements issued from time to time by regulatory authorities, including the SEC and its staff. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including the proceeds of borrowings, less liabilities excluding borrowings) of not less than 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% are subject to the minimum 300% asset coverage requirement. If the value of the assets set aside to meet the 300% asset coverage were to decline below 300% due to market fluctuations or other causes, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and comply with the 300% minimum asset coverage requirement, even in circumstances where it is considered disadvantageous from an investment perspective to sell securities at that time or at the prices then available.

4. Real Estate.

The Fund may not purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in the following: (i) securities or other instruments backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.

5. Lending.

The Fund may not make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

Generally, the 1940 Act prohibits loans if a fund’s investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the registered investment company.

6. Commodities.

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7. Concentration.

The Fund may not concentrate its investments in a particular industry, as the term “concentration” is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction. This restriction shall not prevent the Fund from investing all of its assets in a “master” fund that has adopted similar investment objectives, policies and restrictions.

Concentration means investing more than 25% of the Fund’s net assets in a particular industry or a specified group of industries.

Non-Fundamental Investment Policies and Limitations of the Fund. The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees.

1. Illiquid Securities.

Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and, in the usual course of business, at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered. Victory Capital Management Inc., the Fund’s investment adviser (the “Adviser”), under oversight of the Board, determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

The Fund may not invest more than 15% of its net assets in illiquid securities.

2. Short Sales and Purchases on Margin.

The Fund may not make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

The Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the acquiring Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.

For purposes of this investment restriction, a “money market fund” is either: (1) an open-end investment company registered under the 1940 Act and regulated as a money market fund in accordance with Rule 2a-7 under the 1940 Act; or (2) a company that is exempt from registration as an investment company under Sections 3(c)(1) or 3(c)(7) of the 1940 Act and that: (a) limits its investments to those permitted under Rule 2a-7 under the 1940 Act; and (b) undertakes to comply with all the other requirements of Rule 2a-7, except that, if the company has no board of directors, the company’s investment adviser performs the duties of the board of directors.

4. Miscellaneous.

a. Concentration.

For purposes of calculating concentration of investments in the utility and finance categories, the Fund will operate as follows: neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of the Fund’s concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

b. Lending or Borrowing.

The Fund does not intend to borrow money for leveraging purposes.

INVESTMENT STRATEGIES AND INSTRUMENTS

The Fund operates as a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other Victory Funds, and, in limited cases, unaffiliated investment companies in order to gain exposure to asset classes not currently offered by the Victory Funds. The Victory Funds and any other unaffiliated investment companies in which the Fund may invest are referred to in this SAI as the “Underlying Funds.” Most of the Underlying Funds currently are advised by the Adviser and are considered to be “affiliates” of and within the same “group of investment companies” as the Fund. The Underlying Funds may include exchange-traded funds (“ETFs”).

By investing in the Underlying Funds, the Fund may have an indirect investment interest in some or all of the securities and instruments described below, although an Underlying Fund may also invest in other types of investments or pursue other investment strategies not described herein.  In addition to investing primarily in the Underlying Funds, the Fund may invest directly in certain liquid securities, such as the following: bank obligations, commercial paper, firm or standby commitments, repurchase agreements, and restricted 144A and Section 4(a)(2) securities and may, but is not required to, invest in derivative instruments.

The following section provides a brief description of some of the types of securities in which the Fund (or an Underlying Fund) may invest in accordance with its investment objective, policies and limitations, including certain transactions the Fund (or Underlying Fund) may make and strategies it may adopt. The Fund’s (and Underlying Funds’) investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the prospectus and this SAI. The following also contains a brief description of the risk factors related to these securities. The Fund may, following notice to its shareholders, take advantage of other investment practices that presently are not contemplated for use by the Fund or Underlying Fund or that currently are not available but that may be developed, to the extent such investment practices are both consistent with the Fund’s investment objective and is legally permissible. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund’s prospectus and this SAI.

For ease of reference, unless otherwise specified, the Fund and Underlying Funds are referred to collectively as a “Fund” in the following section.  To carry out its investment strategy, a Fund may engage in one or more of the following activities:

Temporary Defensive Measures. For temporary defensive purposes in response to market conditions, a Fund may hold up to 100% of its assets in cash or high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers’ acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks and repurchase agreements. (See “International and Foreign Investments” for a description of risks associated with investments in foreign securities.) These temporary defensive measures may result in performance that is inconsistent with a Fund’s investment objective.

Short Sales Against-the-Box. A Fund will not make short sales of securities, other than short sales “against-the-box.” In a short sale against-the-box, a Fund sells a security that it owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund will enter into short sales against-the-box to hedge against unanticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

Debt Securities

Corporate and Short-Term Obligations

U.S. Corporate Debt Obligations include bonds, debentures and notes. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities and zero coupon obligations. Bonds, notes and debentures in which a Fund may invest may differ in interest rates, maturities and times of issuance. The market value of a Fund’s fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities also are subject to greater market fluctuations as a result of changes in interest rates.

Changes by nationally recognized statistical rating organizations (“NRSROs”) in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of a Fund’s securities will not affect cash income derived from these securities but may affect the Fund’s net asset value per share (“NAV”).

Convertible and Exchangeable Debt Obligations. A convertible debt obligation is typically a bond or preferred stock that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible debt obligations are usually senior to common stock in a corporation’s capital structure, but usually are subordinate to similar non-convertible debt obligations. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible debt obligation), a convertible debt obligation also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

An exchangeable debt obligation is debt that is redeemable in either cash or a specified number of common shares of a company different from the issuing company. Exchangeable debt obligations have characteristics and risks similar to those of convertible debt obligations and behave in the market place the same way as convertible debt obligations.

In general, the market value of a convertible debt obligation is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., the value of the underlying share of common stock if the security is converted). As a fixed-income security, a convertible debt obligation tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible debt obligation also is influenced by the market value of the security’s underlying common stock. Thus, the price of a convertible debt obligation tends to increase as the market value of the underlying stock increases, and tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible debt obligations generally entail less risk than investments in the common stock of the same issuer.

Securities received upon conversion of convertible debt obligations or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for federal tax purposes, and will be included in calculating the amount of the Fund’s total assets invested in true and synthetic convertibles.

In making investment decisions involving convertible securities, the Fund’s adviser considers the attractiveness of the underlying common stock, the financial condition of the issuer, the effect on portfolio diversification, equity sensitivity or delta, current income or yield, upside/downside analysis (how the Aadviser expects the convertible security to perform over a given time period given a change in the underlying common stock), convertible valuation (convertible price relative to its theoretical value), and the liquidity of the security.

Synthetic Convertibles. A Fund also may invest in “synthetic convertibles.” A synthetic convertible is created by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed income (“fixed-income component”) and the right to acquire equity securities (“convertibility component”). The fixed-income component is achieved by investing in non-convertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants or exchange listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

A holder of a synthetic convertible faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Short-Term Corporate Obligations are bonds issued by corporations and other business organizations in order to finance their short-term credit needs. Corporate bonds in which a Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.

Demand Features. A Fund may acquire securities that are subject to puts and standby commitments (“demand features”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. A Fund uses these arrangements to obtain liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

Bankers’ Acceptances are negotiable drafts or bills of exchange, typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus and undivided profits in excess of $100 million (as of the date of their most recently published financial statements).

Certificates of Deposit (“CDs”) are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. A Fund may invest in CDs and demand and time deposits of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus and undivided profits in excess of $100 million (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the “FDIC”) or the Savings Association Insurance Fund.

Eurodollar CDs are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States. Eurodollar time deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank.

Yankee CDs are issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

Canadian Time Deposits are U.S. dollar-denominated CDs issued by Canadian offices of major Canadian banks.

Commercial Paper is comprised of unsecured promissory notes, usually issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. In addition to corporate issuers, borrowers that issue municipal securities also may issue tax-exempt commercial paper. (see “Municipal Securities”). A Fund will only purchase commercial paper that meets the definition of Eligible Security. (see “Other Investments”).

Short-Term Funding Agreements (sometimes referred to as guaranteed investment contracts or “GICs”) are issued by insurance companies. Pursuant to such agreements, a Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits the Fund, on a monthly basis, guaranteed interest that is based on an index. The short-term funding agreement provides that this guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a short-term funding agreement may not be received from the insurance company on seven days’ notice or less, the agreement is considered to be an illiquid investment and subject to the restrictions on investing in illiquid securities. In determining dollar-weighted average portfolio maturity, a short-term funding agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Variable and Adjustable Rate Debt Securities.

Variable Amount Master Demand Notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, a Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes typically are not rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and the Fund’s adviser will continuously monitor the issuer’s financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of “high quality,” a Fund will require that the issuer’s obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of a Fund’s investment policies, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Variable Rate Demand Notes are tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. A Fund also may invest in participation variable rate demand notes, which provide a Fund with an undivided interest in underlying variable rate demand notes held by major investment banking institutions. Any purchase of variable rate demand notes will meet applicable diversification and concentration requirements.

Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, reasonably can be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, reasonably can be expected to have a market value that approximates its par value. Such notes frequently are not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will only be those determined by the Fund’s adviser, pursuant to guidelines approved by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, a Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event that the issuer of the note defaulted on its payment obligations and a Fund could, for this or other reasons, suffer a loss to the extent of the default. Bank letters of credit may secure variable or floating rate notes.

The maturities of variable or floating rate notes are determined as follows:

1.              A variable or floating rate note that is issued or guaranteed by the U.S. government or any agency thereof and that has a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2.              A variable or floating rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by a Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3.              A variable or floating rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4.              A variable or floating rate note that is subject to a demand feature will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is “subject to a demand feature” where a Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days’ notice or at specified intervals not exceeding one year and upon no more than 30 days’ notice.

Extendible Debt Securities are securities that can be retired at the option of a Fund at various dates prior to maturity. In calculating average portfolio maturity, a Fund may treat extendible debt securities as maturing on the next optional retirement date.

Receipts and Zero Coupon Bonds.

Receipts are separately traded interest and principal component parts of bills, notes, and bonds issued by the U.S. Treasury that are transferable through the federal book entry system, known as “separately traded registered interest and principal securities” (“STRIPS”) and “coupon under book entry safekeeping” (“CUBES”). These instruments are issued by banks and brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include U.S. Treasury receipts (“TRs”), U.S. Treasury investment growth receipts (“TIGRs”), and certificates of accrual on U.S. Treasury securities (“CATS”).

Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. This fluctuation increases in accordance with the length of the period to maturity.

Investment Grade and High Quality Securities.

A Fund may invest in “investment grade” obligations, which are those that are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that the Fund’s adviser determines to be of comparable quality. The applicable securities ratings are described in Appendix A to this SAI. “High-quality” short-term obligations are those obligations that, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated “A-1” or “A-2” by Standard & Poor’s (“S&P”) or “P-1” or “P-2” by Moody’s Investors Service (“Moody’s”)) or (2) are unrated by an NRSRO but are determined by the Fund’s adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by a Fund under guidelines adopted by the Board.

High-Yield Debt Securities.

High-yield debt securities are below-investment grade debt securities, commonly referred to as “junk bonds” (those rated “Ba” to “C” by Moody’s or “BB” to “C” by S&P), that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of high-yield debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

An economic downturn could disrupt the high-yield debt market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would have a greater adverse impact on the value of such obligations than on higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a Fund’s NAV.

While the market for high-yield debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession.

The market for high-yield debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, a Fund’s high-yield debt securities will be valued in accordance with procedures established by the Fund’s board, including the use of outside pricing services.

Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value high-yield debt securities and a Fund’s ability to sell these securities.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, the Fund’s adviser will not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund’s investment objective by investment in such securities may be more dependent on the adviser’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the adviser will determine whether it is in the best interests of a Fund to retain or dispose of such security.

Since the risk of default is higher for high-yield debt securities, an adviser’s research and credit analysis are an especially important part of managing securities of this type held by a Fund. In considering investments for a Fund, an adviser will attempt to identify those issuers of high-yielding debt securities whose financial conditions are adequate to meet future obligations, has improved, or is expected to improve in the future. Analysis by the adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

Prices for high-yield debt securities may also be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund’s shareholders.

The Strategic Allocation Fund may invest in high yield securities that are rated B or higher by an NRSRO, or by more than one NRSRO (“dual rated securities”) provided that each NRSRO has rated the security B or higher, or, if unrated, of equivalent credit quality.

Loans and Other Direct Debt Instruments.

Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand.

U.S. Government Obligations.

U.S. Government Securities are obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Wholly-Owned Government Corporations include: (A) the Commodity Credit Corporation; (B) the Community Development Financial Institutions Fund; (C) the Export-Import Bank of the United States; (D) the Federal Crop Insurance Corporation; (E) Federal Prison Industries, Incorporated; (F) the Corporation for National and Community Service; (G) the Government National Mortgage Association (“GNMA”); (H) the Overseas Private Investment Corporation; (I) the Pennsylvania Avenue Development Corporation; (J) the Pension Benefit Guaranty Corporation; (K) the Rural Telephone Bank until the ownership, control and operation of the Bank are converted under section 410(a) of the Rural Electrification Act of 1936 (7 U.S.C. 950(a)); (L) the Saint Lawrence Seaway Development Corporation; (M) the Secretary of Housing and Urban Development when carrying out duties and powers related to the Federal Housing Administration Fund; (N) the Tennessee Valley Authority (“TVA”); (O) the Panama Canal Commission; and (P) the Alternative Agricultural Research and Commercialization Corporation.

The Tennessee Valley Authority, a federal corporation and the nation’s largest public power company, issues a number of different power bonds, quarterly income debt securities (“QUIDs”) and discount notes to provide capital for its power program. TVA bonds include: global and domestic power bonds, valley inflation-indexed power securities, which are indexed to inflation as measured by the Consumer Price Index; and put-able automatic rate reset securities, which are 30-year non-callable securities. QUIDs pay interest quarterly, are callable after five years and are due at different times. TVA discount notes are available in various amounts and with maturity dates less than one year from the date of issue. Although TVA is a federal corporation, the U.S. government does not guarantee its securities, although TVA may borrow under a line of credit from the U.S. Treasury.

Municipal Securities.

Municipal securities are obligations, typically bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which, in the opinion of the issuer’s bond counsel at the time of issuance, is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

Generally, municipal securities are issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to other public institutions and facilities. Municipal securities may include fixed, variable, or floating rate obligations. Municipal securities may be purchased on a when-issued or delayed-delivery basis (including refunding contracts).

The two principal categories of municipal securities are “general obligation” issues and “revenue” issues. Other categories of municipal securities are “moral obligation” issues, private activity bonds and industrial development bonds.

The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. There are variations in the quality of municipal securities, both within a particular category of municipal securities and between categories. Current information about the financial condition of an issuer of tax-exempt bonds or notes usually is not as extensive as that which is made available by corporations whose securities are publicly traded.

The term “municipal securities,” as used in this SAI, includes private activity bonds issued and industrial development bonds by or on behalf of public authorities to finance various privately-operated facilities if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. The term “municipal securities” also includes short-term instruments issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues, such as short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term tax-exempt loans. Additionally, the term “municipal securities” includes project notes, which are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code. Congress or state legislatures may enact laws extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. Litigation or other conditions may materially adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities. There also is the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal, or political developments might affect all or a substantial portion of the Fund’s tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future. The U.S. Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by the Fund and the value of its portfolio. Proposals also may be introduced before state legislatures that would affect the state tax treatment of municipal securities. If such proposals were enacted, the availability of municipal securities and their value would be affected.

The Internal Revenue Code of 1986, as amended (the “Code”) imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the U.S. Failure by the issuer to comply with certain of these requirements subsequent to the issuance of tax-exempt bonds could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

General obligation issues are backed by the full taxing power of a state or municipality and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue issues or special obligation issues are backed only by the revenues from a specific tax, project, or facility. “Moral obligation” issues are normally issued by special purpose authorities.

Private activity bonds and industrial development bonds generally are revenue bonds and not payable from the resources or unrestricted revenues of the issuer. The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

Private activity bonds, as discussed above, may constitute municipal securities depending on their tax treatment. The source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power of the issuer normally will not be pledged. The payment obligations of the private entity also will be subject to bankruptcy as well as other exceptions similar to those described above. Certain debt obligations known as “industrial development bonds” under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities and certain local facilities for water supply or other heating or cooling facilities. Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities also may be municipal securities, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state. Such obligations are included within the term “municipal securities” if the interest paid thereon is, in the opinion of bond counsel, at the time of issuance, excluded from gross income for purposes of both federal income taxation (including any alternative minimum tax) and state personal income tax. A Fund that invests in private activity bonds may not be a desirable investment for “substantial users” of facilities financed by private activity bonds or industrial development bonds or for “related persons” of substantial users.

Project notes are secured by the full faith and credit of the United States through agreements with the issuing authority that provide that, if required, the U.S. government will lend the issuer an amount equal to the principal of and interest on the project notes, although the issuing agency has the primary obligation with respect to its project notes.

Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. Insured investments are covered by an insurance policy applicable to a specific security, either obtained by the issuer of the security or by a third party from a private insurer. Insurance premiums for the municipal bonds are paid in advance by the issuer or the third party obtaining such insurance. Such policies are non-cancelable and continue in force as long as the municipal bonds are outstanding and the respective insurers remain in business.

The insurer generally unconditionally guarantees the timely payment of the principal of and interest on the insured municipal bonds when and as such payments become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default, or otherwise, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer will be responsible for such payments less any amounts received by the bondholder from any trustee for the municipal bond issuers or from any other source. The insurance does not guarantee the payment of any redemption premium, the value of the shares of a Fund, or payments of any tender purchase price upon the tender of the municipal bonds. With respect to small issue industrial development municipal bonds and pollution control revenue municipal bonds, the insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such municipal bonds if there occurs any change in the tax-exempt status of interest on such municipal bonds, including principal, interest, or premium payments, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such municipal bonds. This insurance is intended to reduce financial risk, but the cost thereof will reduce the yield available to shareholders of a Fund.

The ratings of NRSROs represent their opinions as to the quality of municipal securities. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. An adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

Risk Factors Associated with Certain Issuers of Municipal Securities. A number of factors could impair a municipal issuer’s ability to service its debt.

General Obligation. The following may negatively affect a general obligation issuer’s debt service ability: reduced voter support for taxes; statutory tax limits; a reduction in state and/or federal support; adverse economic, demographic and social trends; and loss of a significant taxpayer, such as the closing of a major manufacturing plant in a municipality that is heavily dependent on that facility.

Hospital and Health Care Facilities. The following may negatively affect hospital and health care facilities that issue municipal securities: changes in federal and state statutes, regulations and policies affecting the health care industry; changes in policies and practices of major managed care providers, private insurers, third party payors and private purchasers of health care services; reductions in federal Medicare and Medicaid payments; insufficient occupancy; and large malpractice lawsuits.

Housing. The following may diminish these issuers’ ability to service debt: accelerated prepayment of underlying mortgages; insufficient mortgage origination due to inadequate supply of housing or qualified buyers; higher than expected default rates on the underlying mortgages; and losses from receiving less interest from escrowed new project funds than is payable to bondholders

Utilities. The following may impair the debt service ability of utilities: deregulation; environmental regulations; and adverse population trends, weather conditions and economic developments.

Mass Transportation. The following could negatively affect airport facilities: a sharp rise in fuel prices; reduced air traffic; closing of smaller, money-losing airports; adverse local economic and social trends; and changes in environmental, Federal Aviation Administration and other regulations. The following could affect ports: natural hazards, such as drought and flood conditions; reliance on a limited number of products or trading partners; and changes in federal policies on trade, currency and agriculture. The debt service ability of toll roads is affected by: changes in traffic demand resulting from adverse economic and employment trends, fuel shortages and sharp fuel price increases; dependence on tourist-oriented economies; and declines in motor fuel taxes, vehicle registration fees, license fees and penalties and fines.

Higher Education. The following could diminish a higher education issuer’s debt service ability: legislative or regulatory actions; local economic conditions; reduced enrollment; increased competition with other universities or colleges; reductions in state financial support and the level of private grants.

Banking. In addition, there are certain risks associated with the concentration of investments in the banking industry when municipal securities are credit enhanced by bank letters of credit or guaranteed by banks. These investments may be susceptible to adverse events affecting the banking industry.

Municipal Lease Obligations and participation interests therein, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, a Fund will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include “non-appropriation clauses”

providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.

Below-Investment Grade Municipal Securities. While the market for municipal securities is considered to be substantial, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value portfolio securities, and a Fund’s ability to dispose of below-investment grade securities. Outside pricing services are consistently monitored to assure that securities are valued by a method that the Board believes accurately reflects fair value. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded. A Fund may choose, at its expense, or in conjunction with others, to pursue litigation seeking to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Refunded Municipal Bonds. In determining whether a Fund is “diversified” or “non-diversified” under the 1940 Act, a Fund is not limited in the percentage of its assets invested in U.S. government obligations. Investments by a Fund in refunded municipal bonds that are secured by escrowed obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities are considered to be investments in U.S. government obligations for purposes of the diversification requirements to which a Fund is subject under the 1940 Act. As a result, a Fund may invest in such refunded bonds issued by a particular municipal issuer without limit. The escrowed securities securing such refunded municipal bonds will consist exclusively of U.S. government obligations, and will be held by an independent escrow agent or be subject to an irrevocable pledge of the escrow account to the debt service on the original bonds.

Mortgage- and Asset-Backed Securities.

Mortgage-Backed Securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal, and prepayments (net of a service fee).

Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation’s scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities.

Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. A Fund may purchase mortgage-backed securities at a premium or at a discount. Among the U.S. government securities in which a Fund may invest are government mortgage-backed securities (or government guaranteed mortgage-related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund’s shares.

Federal Farm Credit Bank Securities. A U.S. government-sponsored institution, the Federal Farm Credit Bank (“FFCB”) consolidates the financing activities of the component banks of the Federal Farm Credit System, established by the Farm Credit Act of 1971 to provide credit to farmers and farm-related enterprises. The FFCB sells short-term discount notes maturing in 1 to 365 days, short-term bonds with three- and six-month maturities and adjustable rate securities through a national syndicate of securities dealers. Several dealers also maintain an active secondary market in these securities. FFCB securities are not guaranteed by the U.S. government and no assurance can be given that the U.S. government will provide financial support to this instrumentality.

Federal Home Loan Bank Securities. Similar to the role played by the Federal Reserve System with respect to U.S. commercial banks, the Federal Home Loan Bank (“FHLB”), created in 1932, supplies credit reserves to savings and loans, cooperative banks and other mortgage lenders. FHLB sells short-term discount notes maturing in one to 360 days and variable rate securities, and lends the money to mortgage lenders based on the amount of collateral provided by the institution. FHLB securities are not guaranteed by the U.S. government, although FHLB may borrow under a line of credit from the U.S. Treasury.

U.S. Government Mortgage-Backed Securities. Certain obligations of certain agencies and instrumentalities of the U.S. government are mortgage-backed securities. Some such obligations, such as those issued by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of FFCB or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

GNMA is the principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-backed securities. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC, which are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.

GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Fund may purchase are the “modified pass-through” type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the “issuer” and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or guaranteed by the Veterans Administration (“VA”). The GNMA guarantee is backed by the full faith and credit of the U.S. government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the underlying mortgages. Prepayments of principal by mortgagors and mortgage foreclosures usually will result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool.

Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

A Fund may purchase construction loan securities, a form of GNMA certificate, that are issued to finance building costs. The funds are paid by a Fund and disbursed as needed or in accordance with a prearranged plan over a period as long as three years. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. GNMA certificates are recorded on the day after trade date and to segregate assets to cover its commitments on the day after trade date as well. When a Fund sells a construction loan security, the settlement of the trade is not completed as to any additional funds that are scheduled to be paid by the owner of the security until those payments are made, which may be as long as three years. During this period of time prior to settlement of the trade, the Fund’s segregation of assets continues in the amount of the additional funds scheduled to be paid by the owner of the security. If the security fails to settle at any time during this period because the current owner fails to make a required additional payment of funds, a Fund could be subject to a loss similar to the loss that a seller normally is subject to upon the failed settlement of a security.

FHLMC Securities. FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. FHLMC issues two types of mortgage pass-through securities (“FHLMC Certificates”), mortgage participation certificates and collateralized mortgage obligations (“CMOs”). Participation Certificates resemble GNMA Certificates in that each Participation Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on Participation Certificates and the ultimate payment of principal. FHLMC Gold Participation Certificates guarantee the timely payment of both principal and interest.

FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. Although the FHLMC guarantee is not backed by the full faith and credit of the U.S. government, FHLMC may borrow under a line of credit from the U.S. Treasury.

FNMA Securities. FNMA was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities: guaranteed mortgage pass-through certificates (“FNMA Certificates”) and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. Although the FNMA guarantee is not backed by the full faith and credit of the U.S. government, FNMA may borrow under a line of credit from the U.S. Treasury.

SLMA Securities. Established by federal decree in 1972 to increase the availability of education loans to college and university students, the Student Loan Marketing Association (“SLMA”) is a publicly traded corporation that guarantees student loans traded in the secondary market. SLMA purchases student loans from participating financial institutions that originate these loans and provides financing to state education loan agencies. SLMA issues short- and medium-term notes and floating rate securities. SLMA securities are not guaranteed by the U.S. government, although SLMA may borrow under a line of credit from the U.S. Treasury.

Collateralized Mortgage Obligations. Mortgage-backed securities also may include CMOs. CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds.

Non-Government Mortgage-Backed Securities. A Fund may invest in mortgage-related securities issued by non-government entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-government issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers, thereof will be considered in determining whether a non-government mortgage-backed security meets a Fund’s investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. A Fund may buy non-government mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, an adviser determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable and subject to a Fund’s restrictions on acquiring illiquid securities.

A Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include CMOs and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets.

The impact of prepayment of mortgages is described under “Mortgage-Backed Securities.” Estimated average life will be determined by an adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, an adviser will rely on such data except to the extent such data are deemed unreliable by an adviser. An adviser might deem data unreliable that appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

Forward Roll Transactions. A Fund can enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to a Fund in excess of the yield on the securities that have been sold. A Fund will only enter into “covered” rolls. To assure its future payment of the purchase price, a Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll. For financial reporting and tax purposes, a Fund treats each forward roll transaction as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund currently does not intend to invest in funds that enter into forward roll transactions that are accounted for as a financing.

Asset-Backed Securities are debt securities backed by pools of automobile or other commercial or consumer finance loans. The collateral backing asset-backed securities cannot be foreclosed upon. These issues are normally traded over-the-counter and typically have a short to intermediate maturity structure, depending on the pay-down characteristics of the underlying financial assets that are passed through to the security holder. The value of asset-backed securities, including those issued by structured investment vehicles (“SIVs”), may be affected by, among other things, changes in: interest rates, the quality of underlying assets or the market’s assessment of those assets, factors concerning the interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of entities that provide any credit enhancements. SIVs generally have experienced significantly decreased liquidity as well as declines in the market value of certain categories of collateral underlying the SIVs.

Prime Rate Indexed Adjustable Rate Securities. Floating rate notes include prime rate-indexed adjustable rate securities, which are securities whose interest rate is calculated based on the prime rate, that is, the interest rate that banks charge to their most creditworthy customers. Market forces affecting a bank’s cost of funds and the rates that borrowers will accept determine the prime rate. The prime rate tends to become standard across the banking industry when a major bank moves its prime rate up or down.

Repurchase Agreements. Securities held by a Fund may be subject to repurchase agreements. Repurchase agreements with maturities of more than seven days are considered illiquid for purposes of complying with a Fund’s restriction on purchasing illiquid securities Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by an adviser pursuant to guidelines adopted by the Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

The acquisition of a repurchase agreement will be deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from a Fund is Collateralized Fully and an adviser, pursuant to its authority as delegated by the Board, has evaluated the seller’s creditworthiness. In this regard, the underlying securities must be consistent with a Fund’s investment policies and limitations.

Subject to the conditions of an exemptive order (if any) from the SEC, an adviser may be able to combine repurchase transactions among one or more Funds into a single transaction.

Reverse Repurchase Agreements. A Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Pursuant to such an agreement, a Fund would sell a portfolio security to a financial institution, such as a bank or a broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will segregate assets (such as cash or liquid securities) consistent with a Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest). The collateral will be marked-to-market on a daily basis and will be monitored continuously to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

When-Issued Securities. A Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, a Fund may be required subsequently to segregate additional assets in order to assure that the value of the segregated assets remains equal to the amount of a Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase when-issued securities for speculative purposes, but only in furtherance of their investment objectives.

Delayed-Delivery Transactions. A Fund may buy and sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. A Fund may receive fees for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with a Fund’s other investments.

Because a Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a Fund will segregate cash and appropriate liquid assets to cover its purchase obligations. When a Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or suffer a loss.

A Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

To-Be-Announced Securities. A Fund may purchase securities that are to-be-announced (“TBA”). The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. In a TBA transaction, a seller generally agrees to deliver a mortgage-backed security meeting certain criteria at a future date. Failure of the seller to do so may result in a Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. No Fund intends to purchase TBA securities for speculative purposes, but only in furtherance of their investment objectives.

Forward Transactions. A Fund may invest in securities (including, for example, Government Mortgage-Backed Securities) on a forward basis. When purchasing securities on a forward basis, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with a Fund’s other investments. Because a Fund is not required to pay for securities until the settlement date, these forward purchases may result in a form of leverage. When forward purchases are outstanding, the Fund will segregate cash and appropriate liquid assets to cover its purchase obligations. When a Fund has sold a security on a forward basis, it does not participate in further gains or losses with respect to the security. If the other party to a forward transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or suffer a loss.

When a Fund enters into a forward transaction, a Fund may be required to provide collateral to cover potential losses of the counterparty, due to changes in the value of the security, in the event that the transaction is unable to settle (e.g., in the event of a default or a failure to deliver the security). Similarly, the counterparty may be required to provide collateral to cover the potential losses of a Fund, due to changes in the value of the security, in the event that the transaction is unable to settle. A Fund may reduce the amount of liquid assets it will segregate to the extent it provides such collateral.

International and Foreign Investments

General considerations. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the U.S. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a Fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism).

Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, a Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund’s securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if a Fund believes that appropriate circumstances exist, it may apply to the SEC for a determination that an emergency is present. During the period commencing from a Fund’s identification of such condition until the date of the SEC action, a Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a Fund’s Board.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, which may result in substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an adviser will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

A Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Depositary Receipts. A Fund may invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts.

ADRs are depositary receipts which are bought and sold in the U.S. and are typically issued by a U.S. bank or trust company which evidences ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S.

For purposes of a Fund’s investment policies, a Fund’s investments in ADRs, GDRs, IDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers’ stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the U.S. for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

International and Foreign Debt Securities.

International Bonds include Yankee and Euro obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States (“Yankee Bonds”), or for which the primary trading market is abroad (“Eurodollar Bonds”). International bonds also include Canadian and supranational agency bonds (e.g., those issued by the International Monetary Fund). (See “Foreign Debt Securities” for a description of risks associated with investments in foreign securities.)

Foreign Debt Securities. Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies.

Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those prevalent in the U.S. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund’s investment.

In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation, or confiscatory taxation; limitations on the removal of securities, property, or other assets of a Fund; political or social instability; increased difficulty in obtaining legal judgments; or diplomatic developments that could affect U.S. investments in those countries. An adviser will take such factors into consideration in managing a Fund’s investments.

Since most foreign debt securities are not rated, a Fund will invest in those foreign debt securities based on an adviser’s analysis without relying on published ratings. Achievement of a Fund’s goals, therefore, may depend more upon the abilities of the Fund’s adviser than would otherwise be the case. The value of the foreign debt securities held by a Fund, and thus the net asset value of a Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund’s investments in debt securities are denominated with respect to the U.S. dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund’s investments in foreign debt securities, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.

Foreign Currency Considerations. Because investments in foreign securities usually involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts, options on foreign currencies and foreign currency futures contracts and other currency related instruments, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. The strength or weakness of the U.S. dollar against these currencies is responsible for part of a Fund’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Derivatives

Forward Contracts

A forward currency exchange contract (“forward contract”) involves an obligation to buy or sell a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks). A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the managers determine that there is a pattern of correlation between the two currencies. A Fund may also buy and sell forward contracts (to the extent they are not deemed “commodities”) for non-hedging purposes when the managers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in a Fund’s portfolio.

A Fund’s custodian bank will place cash or liquid high grade debt securities (securities rated in one of the top three ratings categories by Moody’s or S&P or, if unrated, deemed by the managers to be of comparable quality) into a segregated account of that Fund maintained by its custodian bank in an amount equal to the value of that Fund’s total assets committed to the forward foreign currency exchange contracts requiring the funds to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account on a daily basis so that the value of the account equals the amount of that Fund’s commitments with respect to such contracts. The segregated account is marked-to-market on a daily basis.

Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the “CFTC”), a U.S. governmental agency, the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund’s ability to utilize forward foreign currency exchange contracts may be restricted. A Fund generally will not enter into a forward contract with a term of greater than one year. A Fund will not enter into forward currency exchange contracts or maintain a net exposure to such contracts where the completion of the contracts would obligate the Fund to deliver an amount of currency other than U.S. dollars in excess of the value of a Fund’s portfolio securities or other assets denominated in that currency or, in the case of cross-hedging, in a currency closely correlated to that currency.

Risk Factors in Forward Contract Transactions. Hedging a Fund’s currency risks through forward foreign currency exchange contracts involves the risk of mismatching a Fund’s objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which a Fund’s securities are not denominated.

The Strategic Allocation Fund may enter into forward contracts directly as a secondary investment strategy.

Futures and Options.

Futures Contracts. A Fund may enter into futures contracts, including stock index futures contracts and options on futures contracts for the purpose of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index, at a specified future time and at a specified price. In a stock index futures contract, two parties agree to receive or deliver a specified amount of cash multiplied by the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck.

Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. The CFTC regulates futures exchanges and trading under the Commodity Exchange Act. Pursuant to a claim for exemption filed with the National Futures Association, the Fund is deemed not to be a commodity pool or a commodity pool operator under the Commodity Exchange Act and is not subject to registration or regulation as such. In connection with this exemption, the Fund has undertaken to submit to any CFTC special calls for information.

Although futures contracts by their terms call for actual delivery and receipt of the underlying securities, in most cases these contracts are closed out before the settlement date without actual delivery or receipt. Closing out an open futures position is done by taking an offsetting position in an identical contract to terminate the position (buying a contract that has previously been “sold,” or “selling” a contract previously purchased). Taking an offsetting position also can be accomplished by the acquisition of put and call options on futures contracts that will, respectively, give a Fund the right (but not the obligation), in return for the premium paid, for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders, such as a Fund, are required to make a good faith margin deposit in cash or liquid securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and are subject to change. Brokers may establish deposit requirements that are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund may seek to offset a decline in the value of its portfolio securities through the sale of futures contracts. When interest rates are expected to fall or market values of portfolio securities are expected to rise, a Fund may purchase futures contracts in an attempt to secure better rates or prices on anticipated purchases than those that might later be available in the market.

Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying the futures contracts that it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there may be increased participation by speculators in the futures market that also may cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.

For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by a Fund are generally only for hedging purposes, an adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Use of futures transactions by a Fund involves the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It also is possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There also is the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has open positions in a futures contract or related option.

A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes also may result in poorer overall performance than if a Fund had not entered into any futures transactions. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies.

Restrictions on the Use of Futures Contracts. A Fund may invest in futures contracts, including stock index futures contracts and options on futures contracts, in a manner consistent with its policies for investing in derivative instruments, as established by the Board.

These investments may be made (i) as a substitute for investing directly in securities to keep a Fund fully invested and reduce transaction costs, (ii) for speculative purposes (for example, to generate income), (iii) to hedge, and (iv) as a temporary substitute to maintain exposure to a particular market or security pending investment in that market or security. A Fund will not enter into futures contract transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of a Fund’s total assets. In addition, a Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of a Fund’s total assets. In addition, futures transactions may be limited by a Fund’s intention to remain qualified as a regulated investment company under the Code. A Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid securities equal to the purchase price of the contract (less any margin on deposit). For a short position in futures contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to the amounts deposited as margin, equal the notional value of the instruments underlying the futures contracts (but is not less than the price at which the short position was established). However, segregation of assets is not required if a Fund “covers” a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by a Fund. In addition, where a Fund takes short positions, it need not segregate assets if it “covers” these positions. For example, where a Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. A Fund also may cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where a Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A Fund also could cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by a Fund.

Options. Options are complex instruments whose value depends on many variables. Options may be listed on a national securities exchange or traded over-the-counter. Call options and put options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.

Exchange-listed options are traded on U.S. securities exchanges, such as the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange and the Pacific Stock Exchange. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options.

Rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are frequently closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions which may limit a Fund’s ability to realize its profits or limit its losses and adversely affect the performance of a Fund. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Over-the-counter (“OTC”) options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, an adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement

Utilizing options is a specialized investment technique that entails a substantial risk, up to and including a complete loss of the amount invested.

Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The seller of a call option remains obligated to sell the security to the buyer until the expiration of the option. A seller also may enter into “closing purchase transactions” in order to terminate its obligation as a writer of a call option prior to the expiration of the option. A call option is said to be covered when the seller of a call option owns the underlying instrument at all times prior to the exercise or expiration of the call option.

A Fund may purchase a call option on a security, financial future, index, currency or other instrument to protect that Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

A Fund may write (i.e., sell) call options in an attempt to realize a greater level of current income than would be realized on the securities alone as the writer of a call option receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. A Fund also may write call options as a partial hedge against a possible stock market decline. In view of its investment objective, a Fund generally would write call options only in circumstances where an adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

Risk Factors in Call Option Transactions. The following risks are associated with call writing transactions:

•                  So long as a Fund remains obligated as a call option writer, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit.

•                  A Fund retains the risk of loss should the value of the underlying security decline.

•                  Although the writing of call options only on national securities exchanges increases the likelihood of a Fund’s ability to make closing purchase transactions, there is no assurance that a Fund will be able to effect such transactions at any particular time or at any acceptable price.

•                  Call option writing could result in increases in a Fund’s portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

•                  A Fund may be forced to acquire the underlying security of an uncovered call option transaction at a price in excess of the exercise price of the option, that is, the price at which a Fund has agreed to sell the underlying security to the purchaser of the option.

Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A put option is said to be covered when the buyer of a put option owns the underlying instrument at all times prior to the exercise or expiration of the put option. A Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price.

A Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a Fund upon its exercise of a “put” is normally (i) the Fund’s acquisition cost of the securities (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

A Fund may acquire puts to facilitate the liquidity of its portfolio assets. A Fund also may use puts to facilitate the reinvestment of its assets at a rate of return more favorable than that of the underlying security. A Fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). A Fund intends to acquire puts only from dealers, banks and broker-dealers that, in the opinion, of the Fund’s adviser present minimal credit risks.

Risk Factors in Put Option Transactions. The risk of writing put options is that a Fund may be unable to terminate its position in a put option before exercise by closing out the option in the secondary market at its current price if the secondary market is not liquid for a put option a Fund has written. In such a case, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes and must continue to set aside assets to cover its position. Upon the exercise of a put option written by a Fund, a Fund is not entitled to the gains in excess of the strike price, if any, on securities underlying the options.

Restrictions on the use of Options. Except where allowed below, a Fund must at all times have in its portfolio the securities that it may be obligated to deliver if the option is exercised.

Credit Default Swap Agreements.

In a credit default swap transaction (“CDS”), the “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or the seller in a credit default transaction. If a Fund is a buyer and no event of default occurs, a Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a quarterly fixed rate of income throughout the term of the contract, the contract of which typically is between six months and ten years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. CDS involve greater risks than if a Fund had invested in the reference obligation directly.

Whether a Fund’s use of CDS agreements will be successful in furthering its investment objective of total return will depend on an adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, CDS agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a CDS agreement in the event of the default or bankruptcy of a CDS agreement counterparty. A Fund will enter into CDS agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Fund’s repurchase agreement guidelines). Certain restrictions imposed on a Fund by the Code may limit a Fund’s ability to use CDS agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing CDS agreements or to realize amounts to be received under such agreements.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to a Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by an adviser, pursuant to procedures approved by the Trustees, to avoid any potential leveraging of a Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

Initial Public Offerings (“IPOs”)

A Fund may invest in securities that are made available in IPOs. IPO securities may be volatile, and a Fund cannot predict whether its investments in IPOs will be successful. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. Any short-term trading in connection with IPO investments could produce higher trading costs and adverse tax consequences. As a Fund grows in size, the positive effect of any IPO investments on a Fund may decrease.

Other Investments

Illiquid Investments are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued.

Under the supervision of the Board, the Adviser determines the liquidity of an affiliated Fund’s investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of a Fund’s investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).

Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days and certain restricted securities the Adviser has determined not to be liquid.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith pursuant to procedures approved by the Trustees. If, through a change in values, net assets, or other circumstances, a Fund were to exceed its limitations on investing in illiquid securities, the Fund would consider appropriate actions to protect liquidity.

Master Limited Partnerships. Master Limited Partnerships (“MLPs”) are publicly traded limited partnerships that combine the tax benefits of limited partnerships with the liquidity of common stock. MLPs have a partnership structure, with one or more general partners who oversee the business operations and one or more limited partners who contribute capital. MLPs issue investment units that are registered with the SEC and trade freely on a securities exchange or in the over-the-counter market. To be considered an MLP, a firm must earn 90% of its income through activities or interest and dividend payments relating to real estate, natural resources or commodities.

As a limited partner in an MLP, a Fund will have limited control of the partnership and limited rights to vote on matters affecting the partnership. While a Fund would not be liable for the debts of an MLP beyond the amounts a Fund has contributed, it will not be shielded from potential liability to the same extent it would be if it were a shareholder of a corporation. In certain circumstances, creditors of an MLP may have the right to seek a return of capital that has been distributed to a limited partner, such as a Fund. This right continues even after a Fund has sold its interest in the MLP. Each Equity Fund may, from time to time, invest in MLPs.

Restricted Securities. Restricted securities are securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering.

Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to seek registration of the shares.

Subject to limitations on illiquid securities, a Fund may invest in restricted securities without limit.

Securities of Small-Capitalization Companies. While historically small-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Small-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of small-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because small-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. Some of the companies in which a Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Participation Interests. A Fund may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership. A Fund invest in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

Warrants. Warrants are securities that give a Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet warrants are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

Refunding Contracts. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer’s outstanding indebtedness. Refund contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). A Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

Standby Commitments. A Fund may enter into standby commitments, which are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Fund may acquire standby commitments to enhance the liquidity of portfolio securities. Ordinarily, a Fund may not transfer a standby commitment to a third party, although they could sell the underlying municipal security to a third party at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, a Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by a Fund; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Other Investment Companies. Except for investment in money market funds, an Underlying Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. The Fund is subject to these limits with respect to any unaffiliated Underlying Funds in which it may invest.  With respect to affiliated Underlying Funds, the Fund may invest without limit.  A Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the Fund pays no

“sales charge” or “service fee” (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.

For purposes of determining compliance with the Fund’s policy on concentrating its investments in any one industry, the Fund generally does not look through investments in Underlying Funds for purposes of applying their concentration limitations, unless an Underlying Fund itself has a policy to concentrate in a particular industry. In that case, the particular industry in which the underlying investment company invest would be counted for purposes of calculating the Fund’s concentration limitation.

Risk Factors Associated with Investments in Investment Companies. As a shareholder of an investment company, a Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such investment company, in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. The Fund would also bear the risk of all of the underlying investments held by the other investment company. An investment company may not achieve its investment objective.

Exchange Traded Funds (“ETFs”). ETFs are investment companies whose primary objective is to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. Certain ETFs are actively managed portfolios rather than being based upon an underlying index. ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”). A creation unit represents a bundle of securities or commodities that replicates, or is a representative sample of, a particular index or commodity and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying portfolio securities. A Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

Unit Investment Trusts (“UITs”). UITs are investment companies that hold a fixed portfolio of securities until the fixed maturity date of the UIT. A Fund would generally only purchase UITs in the secondary market for cash, which would result in the payment of commissions.

Risk Factors Associated with Investments in ETFs and UITs. ETF and UIT shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that a Fund could receive less from the sale of shares of an ETF or UIT it holds than it paid at the time it purchased those shares. Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF or UIT shares would be unable to sell them until trading is resumed. There can be no assurance that an ETF or UIT will continue to meet the listing requirements of the exchange or that an active secondary market will develop for shares. In addition, because ETFs and UITs invest in a portfolio of common stocks or other instruments or commodities, the value of an ETF or UIT could decline if prices of those instruments or commodities decline. An overall decline of those instruments or commodities comprising an ETF’s or UIT’s benchmark index could have a greater impact on the ETF or UIT and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF or UIT is unable to replicate the performance of the chosen benchmark index. There may be times when the market price for an ETF or UIT and its NAV vary significantly and a Fund may pay more than (premium) or less than (discount) NAV when buying shares on the secondary market. The market price of an ETF’s or UIT’s shares includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that the shares may trade at a discount to NAV and the discount is likely to be greatest when the price of shares is falling fastest.

Other risks associated with ETFs and UITs include the possibility that: (i) an ETF’s or UIT’s distributions may decline if the issuers of the ETF’s or UIT’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF or UIT could be terminated. Should termination occur, the ETF or UIT could have to liquidate its portfolio securities when the prices for those securities are falling. In addition, inadequate or irregularly provided information about an ETF or UIT or its investments, because ETFs and UITs are generally passively managed, could expose investors in ETFs and UITs to unknown risks. Actively managed ETFs are also subject to the risk of underperformance relative to their chosen benchmark.

Risk Factors Associated with Investments in Precious Metals and Other Commodities. A Fund may be subject to the risk of sharp price volatility of metals or other commodities, and of shares of companies principally engaged in activities related to metals or other commodities. Investments related to metals or other commodities may fluctuate in price significantly over short periods of time because of a variety of global economic, financial, and political factors. These factors include: economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency fluctuations; metal sales by governments, central banks, or international agencies; investment speculation; resource availability; commodity prices; fluctuations in industrial and commercial supply and demand; government regulation of the metals and other commodities industries; and government prohibitions or restrictions on the private ownership of certain precious and rare metals.

Preferred Stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights and preferred stocks typically do not have voting rights.

Real Estate Investment Trusts (“REITs”) are corporations or business trusts that invest in real estate, mortgages or real estate-related securities. REITs are often grouped into three investment structures: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest in and own real estate properties. Their revenues come principally from rental income of their properties. Equity REITs provide occasional capital gains or losses from the sale of properties in their portfolio. Mortgage REITs deal in investment and ownership of property mortgages. These REITs typically loan money for mortgages to owners of real estate, or invest in existing mortgages or mortgage backed securities. Their revenues are generated primarily by the interest that they earn on the mortgage loans. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs by investing in both properties and mortgages.

Passive Investment Strategies.  Some of the affiliated Underlying Funds may pursue a passive or “indexing” strategy. A Fund will not buy or sell shares of an equity security due to current or projected performance of a security, industry or sector, unless that security is added to or removed, respectively, from the respective index each is designed to track. A Fund’s return may not match the return of its index for a number of reasons, including: a Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; a Fund may not be fully invested at times; differences in the valuation of securities and differences between a Fund’s portfolio and the index resulting from legal restrictions, cost or liquidity constraints. In some cases, the index tracked by an Underlying Fund may be a proprietary index of the Adviser, which may create potential conflicts of interest.  Potential conflicts include the possibility of misuse or improper dissemination of non-public information about contemplated changes to the composition of the Index. For the affiliated Underlying Funds, the Adviser has adopted policies and procedures which it believes are reasonably designed to prevent or mitigate these potential conflicts. There is no assurance that the Index will be compiled or calculated accurately.

Lending Portfolio Securities. A Fund may from time to time lend securities from their portfolios to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations.  Under current practices (which are subject to change), a Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations.  This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities.  The lending agent receives a pre-negotiated percentage of the net earnings on the investment of the collateral.  A Fund will not lend portfolio securities to: (a) any “affiliated person” (as that term is defined in the 1940 Act) of any Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person.  During the time portfolio securities are on loan, the borrower will pay a Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement.  Loans will be subject to termination by a Fund or the borrower at any time.  While a Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment.  A Fund will enter into loan arrangements only with broker-dealers, banks or other institutions that either the Fund’s adviser or the lending agent has determined are creditworthy under guidelines established by the Fund’s board.  Although these loans are fully collateralized, there are risks associated with securities lending.  A Fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if a Fund wishes to sell a security before its return can be arranged. The return on invested cash collateral will result in gains and losses for the Fund. A Fund will limit its securities lending to 33-1/3% of its total assets.

DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES

The NAV of the Fund is determined and the shares of the Fund are priced as of the valuation time(s) indicated in the prospectuses on each Business Day. A “Business Day” is a day on which the New York Stock Exchange, Inc. (the “NYSE”) is open. The NYSE will not open in observance of the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Federal Reserve Bank of Cleveland is closed on Columbus Day and Veterans Day.

Investment Company Securities.

Shares of each Underlying Fund that is an open-end fund (mutual fund) are valued at the latest closing net asset value of each Underlying Fund. Shares of exchange-traded funds (ETFs) are valued in the manner described below under “Equity Securities.”

Fixed Income Securities.

Fixed income securities held by a Fund are valued on the basis of security valuations provided by an independent pricing service, approved by the Board, that determines value by using information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities and various relationships between securities. Specific investment securities that are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost that approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board.

Equity Securities.

Each equity security (including ETFs) held by the Fund is valued at the closing price on the exchange where the security is principally traded. Each security traded in the over-the-counter market (but not including securities the trading activity of which is reported on Nasdaq’s Automated Confirmation Transaction (“ACT”) System) is valued at the bid based upon quotes furnished by market makers for such securities. Each security the trading activity of which is reported on Nasdaq’s ACT System is valued at the Nasdaq Official Closing Price. Convertible debt securities are valued in the same manner as any debt security. Non-convertible debt securities are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specially authorized by the Board. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except for convertible debt securities. For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Other Valuation Information.

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of a Fund’s shares generally are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and a Fund’s NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

International Funds.

Time zone arbitrage. To the extent the Fund invests in Underlying Funds that invest primarily in foreign securities, the Fund may be indirectly exposed to attempts by investors to engage in “time-zone arbitrage.” Using this technique, investors seek to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the NYSE that day, when the Funds calculate their net asset value.

If successful, time zone arbitrage might dilute the interests of other shareholders. The affiliated Underlying Funds that primarily invest in the non-US securities (“International Funds”) use “fair value pricing” under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Adviser and the Board consider to be their fair value. Fair value pricing may also help to deter time zone arbitrage.  Non-affiliated Underlying Funds may also employ similar practices

Fair value pricing for the International Funds. If market quotations are not readily available, or (in the Adviser’s judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by an International Fund is traded and before the time as of which the International Fund’s net asset value is calculated that day, an event occurs that the Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security’s fair value.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair valuation determinations to the Adviser and its Pricing Committee. Those determinations may include consideration of recent transactions in comparable securities, information relating to a specific security, developments in and performance of foreign securities markets, current valuations of foreign or U.S. indices, and adjustment co-efficients based on fair value models developed by independent service providers. The Adviser may, for example, adjust the value of portfolio securities based on fair value models supplied by the service provider when the Adviser believes that the adjustments better reflect actual prices as of the close of the NYSE.

The International Funds’ use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that an International Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

PERFORMANCE

From time to time, the “standardized yield,” “distribution return,” “dividend yield,” “average annual total return,” “total return,” and “total return at NAV” of an investment in each class of the Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing a Fund’s performance. A Fund’s advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of a Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund’s performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in a Fund are not insured; their yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor’s shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares. The yield and total returns of a Fund are affected by portfolio quality, portfolio maturity, the types of investments held and operating expenses.

Standardized Yield. The “yield” (referred to as “standardized yield”) of a Fund for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

Standardized Yield = 2 [((a-b)/cd) + 1)6 - 1]

The symbols above represent the following factors:

a =	dividends and interest earned during the 30-day period.

b =	expenses accrued for the period (net of any expense reimbursements).

c =	the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

d =	the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by a Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from a Fund’s portfolio investments calculated for that period. The standardized yield may differ from the “dividend yield” of that class, described below. Additionally, because each class of shares of a Fund is subject to different expenses, it is likely that the standardized yields of the share classes of a Fund will differ.

Dividend Yield and Distribution Returns. From time to time a Fund may quote a “dividend yield” or a “distribution return” for each class. Dividend yield is based on the dividends of a class of shares derived from net investment income during a one-year period. Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period. The distribution return for a period is not necessarily indicative of the return of an investment since it may include capital gain distributions representing gains not earned during the period. Distributions, since they result in the reduction in the price of Fund shares, do not, by themselves, result in gain to shareholders. The “dividend yield” is calculated as follows:

Dividend Yield of the Class	=	Dividends of the Class for a Period of One-Year
Max. Offering Price of the Class (last day of period)

For Class A shares, the maximum offering price includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the Class A NAV (instead of its respective maximum offering price) at the end of the period.

Total Returns — General. Total returns assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at NAV and that the investment is redeemed at the end of the period. After-tax returns reflect the reinvestment of dividends and capital gains distributions less the taxes due on those distributions. After-tax returns are calculated using the highest individual federal marginal income tax rates in effect on the reinvestment date and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown in the prospectuses.

Total Returns Before Taxes. The “average annual total return before taxes” of a Fund, or of each class of a Fund, is an average annual compounded rate of return before taxes for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an Ending Redeemable Value (“ERV”), according to the following formula:

(ERV/P)1/n-1 = Average Annual Total Return Before Taxes

The cumulative “total return before taxes” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

ERV - P = Total Return Before Taxes

P

Total Returns After Taxes on Distributions. The “average annual total return after taxes on distributions” of a Fund, or of each class of a Fund, is an average annual compounded rate of return after taxes on distributions for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVD”), according to the following formula:

(ATVD/P)1/n-1 = Average Annual Total Return After Taxes on Distributions

Total Returns After Taxes on Distributions and Redemptions. The “average annual total return after taxes on distributions and redemptions” of a Fund, or of each class of a Fund, is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVDR”), according to the following formula:

(ATVDR/P)1/n-1 = Average Annual Total Return After Taxes on Distributions and Redemptions

The cumulative “total return after taxes on distributions and redemptions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

ATVDR - P = Total Return After Taxes on Distributions and Redemptions

P

From time to time a Fund may also quote an “average annual total return at NAV” or a cumulative “total return at NAV.” It is based on the difference in NAV at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end sales charges or contingent deferred sales charges (“CDSC”) and takes into consideration the reinvestment of dividends and capital gains distributions.

Other Performance Comparisons.

From time to time the Fund may publish the ranking of its performance or the performance of a particular class of Fund shares by Lipper, Inc. (“Lipper”), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies and ranks the performance of the Fund and its classes against all other funds in similar categories, for both equity and fixed income funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish its rating or that of a particular class of Fund shares by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond) monthly, based upon the Fund’s three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five rating categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1).

The total return on an investment made in the Fund or in a particular class of Fund shares may be compared with the performance for the same period of one or more broad-based securities market indices, as described in the prospectuses. These indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices. The Fund’s total returns also may be compared with the Consumer Price Index, a measure of change in consumer prices, as determined by the U.S. Bureau of Labor Statistics.

From time to time, the yields and the total returns of the Fund or of a particular class of Fund shares may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund also may include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. “Compounding” refers to the fact that, if dividends or other distributions on a Fund’s investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

The Fund also may include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund, as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund). The Fund also may include in advertisements, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds and Treasury bills, as compared to an investment in shares of the Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written about it and provide them to prospective shareholders. The Fund’s performance information is generally available by calling toll free 800-539-FUND (800-539-3863).

Investors also may judge, and the Fund may at times advertise, the performance of the Fund or of a particular class of Fund shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings. In addition to yield information, general information about a Fund that appears in a publication may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager’s investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management and its investment philosophy.

When comparing yield, total return and investment risk of an investment in shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund’s returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) And Valuing Portfolio Securities” is subject to change. When the NYSE is closed or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Fund may not be able to accept purchase or redemption requests. The Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days. The Fund reserves the right to reject any purchase order in whole or in part.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days’ notice prior to terminating or modifying its exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or CDSC ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser’s judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

The Fund has authorized one or more brokers or other financial services institutions to accept on its behalf purchase and redemption orders. Such brokers or other financial services institutions are authorized to designate plan administrators and other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or other financial services institutions, or, if applicable, a broker’s or other financial services institutions authorized designee, accepts the order. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or other financial services institutions or the broker’s or other financial services institution’s authorized designee.

The ability to exchange shares of the Fund with other Victory Funds may be limited to the extent these Victory Funds employ different transfer agents.

If you hold your Fund shares in an account established with a financial intermediary, contact your financial intermediary in advance of placing a request for an exchange to confirm your ability to exchange with a particular Victory Fund.

Purchasing Shares.

Alternative Sales Arrangements — Class A, C, I, R Shares. Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C and Class R asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares. Generally, Class A shares have lower ongoing expenses than Class C or Class R shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Not all Investment Professionals will offer all classes of shares.

Each class of shares represents interests in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.

No initial sales charge is imposed on Class C shares. Victory Capital Advisers, Inc., the Fund’s distributor (the “Distributor”), may pay sales commissions to dealers and institutions who sell Class C shares of the Fund at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution. The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased. After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. Some of the compensation paid to dealers and institutions is recouped through the CDSC imposed on shares redeemed within 12 months of their purchase. Class C shares are subject to the Rule 12b-1 fees described in the SAI under “Advisory and Other Contracts — Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class C shares, although financial institutions may be permitted to exchange class C shares for a share class with lower expenses under circumstances described in a Fund’s prospectus. Any options with respect to the reinvestment of distributions made by the Funds to Class C shareholders are offered only by the broker through whom the shares were acquired.

No initial sales charges or CDSCs are imposed on Class R shares. Class R shares are subject to the Rule 12b-1 fees described in this SAI under “Advisory and Other Contracts — Class C and Class R Share Rule 12b-1 Plan.” There is no automatic conversion feature applicable to Class R shares. Distributions paid to holders of a Fund’s Class R shares may be reinvested in additional Class R shares of that Fund or Class R shares of a different Fund. Class R shares are available for purchase by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.

No initial sales charges or CDSCs are imposed on Class I shares. Class I shares are not subject to the Rule 12b-1 fees described in this SAI under “Advisory and Other Contracts — Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class I shares. Distributions paid to holders of a Fund’s Class I shares may be reinvested in additional Class I shares of that Fund or Class I shares of a different Victory Fund.

The minimum investment required to open an account for Class I shares is $2,000,000. Class I shares are also available for purchase by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. The Fund will consider a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $2,000,000. Only certain investors are eligible to buy Class I shares and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

No initial sales charges or CDSCs are imposed on Class Y shares. Class Y shares are not subject to the Rule 12b-1 fees described in this SAI under “Advisory and Other Contracts — Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class Y shares. Distributions paid to holders of a Fund’s Class Y shares may be reinvested in additional Class Y shares of that Fund or Class Y shares of a different Victory Fund.

The minimum investment required to open an account for Class Y share is $1,000,000. Class Y shares are available for purchase through selected fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account, and the financial intermediary generally directs all purchase and sale transactions. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary’s program.

The Fund reserves the right to change the criteria for eligible investors and the investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and shareholders.

The methodology for calculating the NAV, dividends and distributions of the share classes of the Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Dealer Reallowances. The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Fund.

Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Up to $49,999	5.75%	5.00%
$50,000 to $99,999	4.50%	4.00%
$100,000 to $249,999	3.50%	3.00%
$250,000 to $499,999	2.50%	2.00%
$500,000 to $999,999	2.00%	1.75%
$1,000,000 and above*	0.00%	**

*                 There is no initial sales charge on purchases of $1 million or more; however a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.

**          Investment Professionals may receive payment on purchases of $1 million or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

Except as noted in this SAI, a CDSC of up to 0.75% may be imposed on any such shares redeemed within the first year after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.

The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.

The Adviser (or its affiliates), from its own resources, may make substantial payments to various financial intermediaries in connection with the sale or servicing of Fund shares sold or held through those intermediaries. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. The following table summarizes the maximum fee to be paid by the Adviser and its affiliates under the arrangements in place as of the date of this SAI and the amounts paid during the fiscal year ended October 31, 2014 with respect to all Victory Funds in the Trust.

Financial Intermediary	Maximum Annual Fee as a Percentage of Fund Average Daily Net Assets	Aggregate Amount Paid during 2014
ADP	0.25%	$782,317
American United Life	0.25%	9,445
Ameriprise	0.10%	73,165
BMO Harris Bank N.A.	0.10%	71
BPA/CIS	0.10%	789
Charles Schwab Trust Company	0.20%	172
Charles Schwab	0.15%	325,973
CPI Qualified Plan Consultants	0.25%	66,119
DailyAccess.Com	0.25%	20,859
Digital Retirement Solutions	0.20%	6,530
Dyatech LLC	0.15%	430
Edward Jones	0.10%	84,125
Expert Plan	0.25%	17,924
Fidelity NFS (FIAG) / Fidelity Retirement	0.25%	375,540
Fidelity Institutional (FIIOC)	0.25%	831,366
GWFS Equities, Inc.	0.25%	565,354
GWFS Equities, Inc. (former JP Morgan Retirement Services business)	0.25%	55,458
Hartford Securities Distribution Company	0.20%	137,502
Harford Corp. Retirement	0.20%	477,099
Hewitt	0.15%	89,271
ICMA-RC Services, LLC	0.20%	0
John Hancock Life Ins. Co. USA	0.25%	33,468
John Hancock Life Ins. Co. NY	0.25%	0
Lincoln Retirement Services Co	0.15%	43,715
Linsco Private Ledger (LPL)	0.25%	84,522
Massachusetts Mutual Life Insurance Company	0.25%	198,335
Massachusetts Mutual Life Insurance Company (former Hartford Sec Distribution Co business)	0.20%	139,223
Mercer HR Services LLC	0.40%	59,146
Merrill Lynch (Institutional - RG Services and Sub Accounting)	0.20%	702,743
Merrill Lynch (Retail - New Sales Fees)	0.25%	17,215
Merrill Lynch (Retail - Sub Accounting Account Fees)	0.10%	47,900
Merrill Lynch (Retail - Non-MLAM Assets > 1 Year)	0.10%	75,431
Mid Atlantic Capital	0.25%	163,227
Minnesota Life	0.10%	63
Morgan Stanley Smith Barney / ADP	0.20%	81,164

Financial Intermediary	Maximum Annual Fee as a Percentage of Fund Average Daily Net Assets	Aggregate Amount Paid during 2014
Morgan Stanley Smith Barney (Wrap)	0.12%	11,635
MSCS Financial Services	0.25%	152,422
Nationwide Investment Services Corp	0.25%	183,619
Newport	0.25%	78,626
NY Life Investment Mgmt. Services	0.25%	51,191
Pension Corp Of America	0.10%	39,978
Pershing	0.15%	151,143
Plan Administration Inc.	0.25%	6,273
Principal Life Insurance	0.15%	177,759
Prudential	0.20%	454,727
Raymond James	0.10%	82,190
RBC Wealth Management	0.10%	37,979
Reliance Trust Company	0.15%	11,920
Retirement Plan Company	0.25%	2,335
SEI Private Trust Company	0.15%	126,668
Standard Insurance Company	0.15%	4,504
T. Rowe Price	0.15%	14,269
TD Ameritrade Trust Company	0.25%	18,576
TIAA Cref	0.25%	68,156
UBS	0.10%	379,337
VALIC Financial Advisors, Inc.	0.20%	36,499
Vertical Management Systems, Inc.	0.20%	0
Voya	0.25%	407,105
Wells Fargo Advisors / First Clearing	0.10%	670,490
Wells Fargo Bank (formerly Wachovia / WySTAR Global Retirement Solutions)	0.25%	281,123
Wilmington Trust Company	0.25%	0
Wilmington Trust Ret and Inst’l Service Company	0.25%	13,335

Financial Intermediary	Other Fee Arrangement	Aggregate Amount Paid during 2014
Morgan Stanley DW, Inc. (Retail)	$125,000 annually or 0.13%, whichever is greater	$125,000

 The Class R shares of the Fund does not impose initial or deferred sales charges on their shares. Class C shares impose a 1.00% deferred sales charge on shares redeemed within 12 months of being purchased.

Reduced Sales Charge. Reduced sales charges are available for purchases of $50,000 or more of Class A shares of the Fund alone or in combination with purchases of other Class A shares of the Victory Funds (except Funds that do not impose a sales charge). To obtain the reduction of the sales charge, you or your Investment Professional must notify the transfer agent at the time of purchase whenever a quantity discount is applicable to your purchase. An “Investment Professional” is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides investment information.

In addition to investing at one time in any combination of Class A shares of the Victory Funds in an amount entitling you to a reduced sales charge, you may qualify for a reduction in, or the elimination of, the sales charge under various programs described in the prospectuses. The following points provide additional information about these programs.

•                  Retirement Plans. Retirement plans (including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans) are eligible to buy Class A shares without an initial sales charge. (Retirement plans with assets invested in one or more Victory Funds prior to December 31, 2002 that were eligible to buy Class A shares without an initial sales charge based on the eligibility requirements then in effect may continue to buy Class A shares without an initial sales charge.)

Investment Professionals servicing retirement plans and who receive up-front payments may receive payment on purchases of Class A shares that are sold at NAV as follows: 0.50% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $5 million; and 0.25% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million to $9,999,999. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders. No up-front payments will be made to firms that do not pay such up-front payments to their investment professionals or who do not consent to potential CDSC fees.

Except as noted in this SAI, a CDSC of up to 0.75% is imposed if the qualified retirement plan redeems 90% or more of its cumulative purchases of Class A shares within the first year after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.

•                  Service Providers. Members of certain specialized groups that receive support services from service providers who enter into written agreements with the Trust are eligible, under the terms of the agreement, to purchase Class A shares at NAV without paying a sales load.

•                  Rights of Accumulation permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price.

•                  Letter of Intent. If you anticipate purchasing $50,000 or more of shares of the Fund, or in combination with Class A shares of certain other Victory Funds (excluding Funds that do not impose a sales charge), within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased and, if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

•                  General. For purposes of determining the availability of reduced initial sales charges through letters of intent, rights of accumulation and concurrent purchases, the Distributor, in its discretion, may aggregate certain related accounts.

•                  Limitation Across Certain Funds. The ability to apply a Letter of Intent or Rights of Accumulation to the Fund in combination with other Victory Funds may be limited to the extent these Victory Funds employ different transfer agents. Similar limitations may exist on exchanges between these groups of Victory Funds. Your Investment Professional can provide information on your ability to combine purchases across these groups of Victory Funds under one of these programs to reduce the sales charge applicable to your investments or to exchange between them.

Sample Calculation of Maximum Offering Price.

Class A shares of the Fund are sold with a maximum initial sales charge of 5.75%.* Class C shares of the Fund are sold at NAV without any initial sales charges and with a 1.00% CDSC on shares redeemed within 12 months of purchase. Class R and Class I shares of the Fund are sold at NAV without any initial sales charges or CDSCs. The following table shows the maximum offering price per share of each class of the Fund, using the Fund’s relevant NAV as of October 31, 2014.

Class A Shares of the Strategic Allocation Fund.

Fund	NAV and redemption price per Class A share	Maximum sales charge (5.75% of offering price)	Maximum offering price to public
Strategic Allocation	$15.69	$0.96	$16.65

* A CDSC of 0.75% is imposed on certain redemptions of Class A shares, as described above.

Class C Shares of the Fund.

Fund	Class C NAV, offering price and redemption price per Class C share
Strategic Allocation	$15.57

 Class I Shares of the Fund.

Fund	Class I NAV, offering price and redemption price per Class I share
Strategic Allocation	$15.74

Class R Shares of the Fund.

Fund	Class R NAV, offering price and redemption price per Class R share
Strategic Allocation	$15.68

Redeeming Shares.

Contingent Deferred Sales Charge — Class A and C Shares. No CDSC is imposed on:

•                  the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (1) are no longer subject to the holding period for such shares, (2) resulted from reinvestment of distributions, or (3) were exchanged for shares of another Victory fund as allowed by the prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;

•                  redemptions following the death or post-purchase disability of (1) a registered shareholder on an account; or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

•                  certain distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from (1) required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually; (2) tax free returns of excess contributions or returns of excess deferral amounts; (3) distributions on the death or disability of the account holder; (4) distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or (5) distributions as a result of separation of service;

•                  distributions resulting as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;

•                  redemptions of shares by the investor where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;

•                  amounts from a Systematic Withdrawal Plan (including Dividends), of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or

•                  participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Reinstatement Privilege. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A or Class C shares in the same class of shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable, as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently made for reinvestment in shares of the Funds. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, even if the proceeds are reinvested. Depending on the timing and amount of a potential reinvestment, some or all of a capital loss from redemption may not be taxable. If the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder’s basis in the redeemed shares may not include the amount of the sales charge paid. Without the additional basis, the shareholder will have more gain or less loss upon redemption. The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment. The Fund ordinarily declares and pays dividends separately for each class of shares, from their net investment income. The Fund declares and pays dividends monthly. The amount of a class’s distributions may vary from time to time depending on market conditions, the composition of the Fund’s portfolio and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends attributable to a particular class will differ due to differences in distribution expenses and other class-specific expenses.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

TAXES

Information set forth in the prospectuses that relates to federal income taxation is only a summary of certain key federal income tax considerations generally affecting purchasers of shares of the Fund. The following is only a summary of certain additional income and excise tax considerations generally affecting the Fund and its shareholders that are not described in the prospectuses. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the implications to shareholders and the discussions here and in the Fund’s prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the tax discussion in the prospectuses and this SAI is based on tax law in effect on the date of the prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of long-term capital gains over short-term capital losses) that it distributes to shareholders, provided that it distributes at least the sum of 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If the Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year beginning on or before December 22, 2010, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years. There is no limitation on the number of years to which net capital losses arising in years beginning after December 22, 2010, may be carried. Any such net capital losses are utilized before net capital losses arising in years beginning on or before December 22, 2010. As explained below, however, such carryforwards may be subject to limitations on availability. Under Code Sections 382 and 383, if the Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the IRS) in effect for the month in which the ownership change occurs. The Fund will use its best efforts to avoid having an ownership change with respect to the Fund that has capital loss carryforwards. However, because of circumstances that may be beyond the control or knowledge of the Fund, there can be no assurance that such a Fund will not have, or has not already had, an ownership change. If the Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below. The following table summarizes additional net capital loss carryforwards for the Fund as of October 31, 2014 (in thousands). The amount of these losses that may be utilized are limited as a result of an ownership change during the tax year ended October 31, 2011.

Fund	Carryforward ($000)	Year of Expiration
Strategic Allocation	4,682	2017

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.”

However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of the Fund’s net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts. However, if the Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Fund’s shareholders.

In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Income from options on individual securities written by the Fund will not be recognized by the Fund for tax purposes until an option is exercised or lapses. Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. If the Fund enters into a closing transaction, the difference between the premiums received and the amount paid by the Fund to close out its position will generally be treated as short-term capital gain or loss. If an option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. Because the Fund will not have control over the exercise of the options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize gains or losses at inopportune times.

For taxable years beginning after December 22, 2010, a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect (unless it has made a taxable year election for excise tax purposes as discussed below, in which case different rules apply) to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.

In addition to satisfying the Income and Distribution Requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, FHLB, FHLMC, FNMA, GNMA and SLMA, are treated as U.S. government securities.

A Fund may invest in futures contracts, options on futures contracts, ETFs and other similar investment vehicles that provide exposure to commodities such as gold or other precious metals, energy or other commodities. Income or gain, if any, from such investments may not be qualifying income for purposes of the Income Requirements and a Fund’s investments in such instruments may not be treated as an investment in a “security” for purposes of the asset diversification test.

If for any taxable year the Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions may be eligible for: (i) the dividends-received deduction, in the case of corporate shareholders; or (ii) treatment as “qualified dividend income,” in the case of non-corporate shareholders. In addition, to qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to shareholders its earnings and profits attributable to non-qualifying years. Further, if the Fund failed to qualify for a period greater than two taxable years, then, in order to qualify as a regulated investment company in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

Excise Tax on Regulated Investment Companies.

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and, if it so elects, the amount on which qualified estimated tax payments are made by it during such calendar year (in which case the amount it is treated as having distributed in the following calendar year will be reduced).

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, (2) excludes specified gains and losses, including foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC (as defined below) mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such specified gains and losses in determining the company’s ordinary taxable income for the succeeding calendar year); and (3) applies mark to market provisions which treat property as disposed of on the last day of a taxable year as if the taxable year ended on October 31 (or on the last day of its taxable year if it has made a taxable year election). In addition, a regulated investment company may elect to determine its ordinary income for the calendar year without regard to any net ordinary loss (determined without respect to specified gains and losses taken into account in clause (2) of the preceding sentence) attributable to the portion of such calendar year which is after the beginning of the taxable year which begins in such calendar year. Any amount of net ordinary loss not taken into account for a calendar year by reason of the preceding sentence will be treated as arising on the first day of the following calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments.

Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts.” Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 Contracts.

The Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year, all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year and any termination payments that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations). A termination payment is recognized in the year the notional principal contract is extinguished, assigned, or terminated (i.e., in the year the termination payment is made).

The Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If the Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. In order to make this election with respect to a PFIC in which it invests, the Fund must obtain certain information from the PFIC on an annual basis, which the PFIC may be unwilling or unable to provide. Second, the Fund that invests in marketable stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund’s adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Solely for purposes of Code Sections 1291 through 1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities.

Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

The Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The Fund may invest a portion of its net assets in below investment grade securities. Investments in these types of securities may present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect the Fund’s ability to distribute sufficient income to preserve its status as a regulated investment company or to avoid the imposition of U.S. federal income or excise tax.

Fund Distributions.

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from the Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be reported by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by the Fund from a foreign corporation may be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by the Fund from domestic corporations will qualify for the 70% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by the Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option (or an in-the-money qualified call option) to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A.

Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and reported as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (or, for stock acquired after September 27, 2010, and before January 1, 2012, none) of the capital gain recognized upon the Fund’s disposition of domestic qualified “small business” stock will be subject to tax.

Conversely, if the Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the corporate tax rates. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Alternative minimum tax (“AMT”) is imposed in addition to, but only to the extent it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. Exempt-interest dividends derived from certain “private activity” municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer’s adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI. For purposes of the corporate AMT, the corporate DRD is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation’s AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a DRD) in determining their adjusted current earnings.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income and subject to federal income tax. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies, and foreign corporations engaged in a trade or business in the U.S.. Prospective investors should consult their own advisers as to such consequences.

Distributions by the Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Victory Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of the Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% nondeductible excise tax) during such taxable year. In such case, a shareholder will be treated as having received such dividends in the taxable year in which the distributions were actually made. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an “exempt recipient” (such as a corporation). Amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a shareholder’s U.S. federal income tax liability provided the required information is furnished to the IRS.

Sale or Redemption of Shares.

A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund (including an exchange of shares of the Fund for shares of another Victory Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares (unless the loss is with respect to shares of the Fund for which the holding period began after December 22, 2010, and the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly) and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of the Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires, during the period beginning on the date of the disposition referred to in clause (2) and ending on January 31 of the calendar year following the calendar year that includes the date of such disposition, shares of the Fund or another Victory Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Tax Shelter and Other Reporting Requirements

If a shareholder realizes a loss on the disposition of shares of the Fund of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Foreign Taxation.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund.

Foreign Shareholders.

Taxation of a shareholder who, as to the U.S., is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

For taxable years beginning before January 1, 2015, U.S. withholding tax generally would not apply to amounts designated by the Fund as an “interest-related dividend” or a “short-term capital gain dividend.” The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss. There can be no assurance as to whether the provision providing these exemptions will be extended. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reported the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions would qualify for favorable treatment as qualified net interest income or qualified short-term capital gains if the provision is extended.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends, and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, the Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

Both dividends in respect of stock of the Fund. and, after December 31, 2018, gross proceeds from the sale of stock of the Fund, held by or through certain foreign financial institutions(including investment funds), require U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied. Payments to a foreign financial institution generally will be subject to withholding unless, among other things, it enters into an agreement with the U.S. Treasury to obtain information with respect to and report on accounts held by certain U.S. persons or U.S. owned foreign entities, and to withhold on payments made to certain account holders. Payments to a foreign entity that is not a foreign financial institution generally will be subject to withholding if such entity or another non-financial foreign entity is the beneficial owner of the payment unless, among things, the beneficial owner or payee either certifies that the beneficial owner of the payment does not have any “substantial United States owners” or provides certain identifying information with respect to each of its substantial United States owners. Alternatively, such payments may be exempt from U.S. withholding pursuant to an intergovernmental approach whereby the government of a foreign country enters into an agreement with the U.S. Treasury providing for the collection and reporting of specified financial information. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisers as to the applicability and consequences of this new legislation to them.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Cost Basis Reporting.

The Fund is generally required by law to report to shareholders and the IRS on Form 1099-B “cost basis” information for shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date. Upon a disposition of such shares, the Fund will be required to report the adjusted cost basis, the gross proceeds from the disposition, and the character of realized gains or losses attributable to such shares. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividend reinvestments, returns of capital, and other corporate actions. “Cost basis” is used to determine whether a sale or other disposition of the shares results in a gain or loss.

The Fund will permit shareholders to elect among several IRS-accepted cost basis methods to determine the cost basis in their shares. If a shareholder does not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the average cost method, will be applied to their account. Non-Covered shares (those shares purchased before January 1, 2012 and those shares that do not have complete cost basis information, regardless of purchase date) will be used first for any redemptions made after January 1, 2012, regardless of your cost basis method of election unless you have chosen the specific identification method and have designated covered shares (those purchased after January 1, 2012) at the time of your redemption. The cost basis method elected or applied may not be changed after the settlement date of a sale of shares.

If a shareholder holds shares through a broker, the shareholder should contact that broker with respect to the reporting of cost basis information.

Shareholders are urged to consult their tax advisers regarding specific questions with respect to the application of the new cost basis reporting rules and, in particular, which cost basis calculation method to elect.

Effect of Future Legislation, Foreign, State and Local Tax Considerations.

The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other foreign, state and local tax rules affecting an investment in the Fund.

MANAGEMENT OF THE TRUST

Leadership Structure and Board of Trustees.

The Trust is governed by a Board of Trustees consisting of eight Trustees, seven of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (the “Independent Trustees”). The Chair of the Board is an Independent Trustee, who functions as the lead Trustee. The Chair serves as liaison between the Board and its Committees, and the Fund’s investment adviser and other service providers. The Chair is actively involved in setting the Board meeting agenda, and participates on certain of the Board’s Committees.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee currently oversees 25 portfolios in the Trust, 30 portfolios in Victory Portfolios II, one portfolio in Victory Variable Insurance Funds and one portfolio in Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. There is no defined term of office and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Each Trustee’s address is c/o Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219.

Independent Trustees.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
David Brooks Adcock, 64	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012).
Nigel D. T. Andrews, 68	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Chemtura Corporation (2000-2010); Old Mutual plc. (2002-2011); Old Mutual US Asset Management (2002 - 2014).
E. Lee Beard, 64	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005 to 2015).	Penn Millers Holding Corporation (January 2011 to

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
November 2011).
Sally M. Dungan, 61	Trustee	February 2011	Chief Investment Officer, Tufts University, since 2002.	None.
John L. Kelly, 62	Trustee	February 2015

Bulk physical commodities broker, Endgate Commodities LLC (Aug. 2014 to present); Chief Operating Officer, Liquidnet Holdings, Inc. (December 2011 to July 2014); Managing Member, Crossroad LLC (Consultants)(April 2009 to December 2011).

Director, Caledonia Mining Corporation (May 2012 to present); Managing Member, Crossroad LLC (May 2009 to present).
David L. Meyer, 58	Trustee	December 2008	Retired (since 2008); Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.)(2002-2008).	None.
Leigh A. Wilson, 70	Chair and Trustee	November 1994	Director, The Mutual Fund Directors Forum (since 2004).

Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation; Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee, Old Mutual Funds III (13 portfolios) (2007-2010).

Interested Trustee.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
David C. Brown, † 43	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer, (2011-2013), President — Investments and Operations (2010-2011) and Chief	None.

Operating Officer (2004-2011), Victory Capital Management Inc.; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

†Mr. Brown is an “Interested Person” by reason of his relationship with Victory Capital Management Inc.

Experience and qualifications of the Trustees.

The following summarizes the experience and qualifications of the Trustees.

•                  David Brooks Adcock. Mr. Adcock served for many years as general counsel to Duke University and Duke University Health System, where he provided oversight to complex business transactions such as mergers and acquisitions and dispositions. He has served for more than 20 years as a public interest arbitrator for, among others, the New York Stock Exchange, the American Stock Exchange, the National Futures Association, FINRA and the American Arbitration Association. The Board believes that Mr. Adcock’s knowledge of complex business transactions and the securities industry qualifies him to serve on the Board.

•                  Nigel D.T. Andrews. Mr. Andrews served for many years as a management consultant for a nationally recognized consulting company and as a senior executive at GE, including Vice President of Corporate Business Development, reporting to the Chairman, and as Executive Vice President of GE Capital. He also served as a Director and member of the Audit and Risk Committee of Old Mutual plc, a large publicly traded company whose shares are traded on the London Stock Exchange. Mr. Andrews is also the non-executive chairman of Old Mutual’s U.S asset management business, where he also sits on the audit and risk committee. Mr. Andrews also serves as a Governor of the London Business School. The Board believes that his experience in these positions, particularly with respect to oversight of risk and the audit function of public companies, qualifies him to serve as a Trustee.

•                  David C. Brown. Mr. Brown serves as the Chairman and Chief Executive Officer (since 2013) of Victory Capital Holdings, Inc. and Victory Capital Management Inc., (the “Adviser”), the Funds’ investment adviser, and as such is an “interested person” of the Trust. Previously, he served as Co-Chief Executive Officer (2011-2013), and President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011) of the Adviser. The Board believes that his position and experience with the Adviser and his previous experience in the investment management business qualifies him to serve as a Trustee.

•                  E. Lee Beard. Ms. Beard, a certified public accountant, has served as the president, chief executive officer and director, and as a chief financial officer, of public, federally insured, depository institutions. As such, Ms. Beard is familiar with issues relating to audits of financial institutions. The Board believes that Ms. Beard’s experience as the chief executive officer of a depository institution and her knowledge of audit and accounting matters qualifies her to serve as a Trustee.

•                  Sally M. Dungan. Ms. Dungan, a Chartered Financial Analyst, has been in the investment and financial management business for many years. She currently serves as Chief Investment Officer for Tufts University, a position she has held since 2002, and previously served as Director of Pension Fund Management for Siemens Corporation (2000-2002), Deputy Chief Investment Officer and Senior Investment Officer of Public Markets of the Pension Reserves Investment Management Board of the Commonwealth of Massachusetts (1995-2000) and Administrative Manager for Lehman Brothers (1990-1995). Ms. Dungan has served on the boards, including their audit and investment committees, of private institutions. The Board believes Ms. Dungan’s extensive knowledge of the investment process and financial markets qualifies her to serve as a Trustee.

•                  John L. Kelly. Mr. Kelly has more than 35 years of experience and leadership roles in the financial services industry including institutional electronic trading, capital markets, corporate and investment banking, retail brokerage, private equity, asset/wealth management, institutional services, mutual funds and related technology enabled services. He previously served as a Trustee of The Victory Portfolios, The Victory Institutional Funds, and The Victory Variable Insurance Funds from 2008 to 2011. The Board believes that this experience qualifies him to serve as a Trustee.

•                  David L. Meyer. For six years, Mr. Meyer served as chief operating officer, Investment Wealth Management Division of Mercantile Bankshares Corp (now PNC Financial Services Corp.) and has served as an officer or on the board of other mutual funds for many years. The Board believes that his experience, particularly as it related to the operation of registered investment companies, qualifies him to serve as a Trustee.

•                  Leigh A. Wilson. Mr. Wilson served for many years as Chief Executive Officer of Paribas North America and as such has extensive experience in the financial world. As a director of the Mutual Fund Directors Forum (“MFDF”), he is familiar with the operation and regulation of registered investment companies, and served on a MFDF steering committee created at the request of then-SEC Chairman William Donaldson to recommend best practices to independent mutual fund directors. He received the Small Fund Trustee of the Year award from Institutional Investor Magazine in 2006. The Board believes that this experience qualifies him to serve as a Trustee.

Committees of the Board.

The following standing Committees of the Board are currently in operation: Audit and Risk Oversight, Continuing Education, Investment, Service Provider, Board Governance and Nominating, and Agenda. In addition to these standing Committees, the Board may form temporary Special Committees to address particular areas of concern. In addition, a Committee may form a Sub-Committee to address particular areas of concern to that Committee.

The members of the Audit and Risk Oversight Committee, all of whom are Independent Trustees, are Mr. Meyer (Chair), Mr. Adcock, Ms. Beard, and Mr. Wilson. The primary purpose of this Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act. The Committee also has overall responsibility for reviewing periodic reports with respect to compliance and enterprise risk, including operational risk and personnel. The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The members of the Continuing Education Committee are Mr. Meyer (Chair), Ms. Beard, and Ms. Dungan. The function of this Committee is to develop programs to educate the Trustees to enhance their effectiveness as a Board and individually.

The members of the Investment Committee are Ms. Dungan (Chair), Mr. Andrews, Mr. Kelly and Mr. Wilson. The function of this Committee is to oversee the Fund’s compliance with investment objectives, policies and restrictions, including those imposed by law or regulation, and assists the Board in its annual review of the Funds’ investment advisory agreements.

The members of the Service Provider Committee are Ms. Beard (Chair), Mr. Adcock, Mr. Brown, and Mr. Meyer. This Committee negotiates the terms of the written agreements with the Funds’ service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers) and assists the Board in its review of each Fund’s service providers, other than the investment adviser and independent auditors.

The Board Governance and Nominating Committee consists of all of the Independent Trustees. Mr. Andrews currently serves as the Chair of this Committee. The functions of this Committee are: to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee. A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. The Committee (or a designated sub-committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Fund or other individuals, including professional recruiters. The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation. In administering the shareholder recommendation process, the Chair, in the Chair’s sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Fund or any third party. The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

During the fiscal year ended October 31, 2014, the Board held eight meetings; the Audit and Risk Oversight Committee held four meetings; the Investment Committee held four meetings; the Service Provider Committee held five meetings; and the Board Governance and Nominating Committee held four meetings. The Continuing Education Committee met informally during the fiscal year.

Board role in the oversight of risk.

In considering risks related to the Funds, the Board consults and receives reports from officers of the Funds and personnel of the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board or a designated committee include certain risks involving the Funds’ investment portfolios, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board has delegated to the Audit and Risk Oversight Committee overall responsibility for reviewing reports relating to compliance and enterprise risk, including operational risk and personnel. The Board relies on the Investment Committee to review reports relating to investment risks, that is, risks to the funds resulting from pursuing the Funds’ investment strategies (e.g., credit risk, liquidity risk and market risk).

Fund ownership.

The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by the Trustees as of December 31, 2014. No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or the Distributor or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (other than Funds in the Victory Funds Complex). As of November 30, 2015, the Trustees and officers as a group owned beneficially less than 1% of each class of outstanding shares of the Fund.

Independent Trustees.

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex

Mr. Adcock	None	Over $100,000
Mr. Andrews	None	Over $100,000
Ms. Beard	None	Over $100,000
Ms. Dungan	None	Over $100,000
Mr. Kelly*	None	Over $100,000

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex

Mr. Meyer	None	Over $100,000
Mr. Wilson	None	Over $100,000

* Mr. Kelly was appointed to the Board effective February 17, 2015.

Interested Trustee.

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex

Mr. Brown†	None	Over $100,000

†Mr. Brown is an “Interested Person” by reason of his relationship with Victory Capital Management Inc.

Remuneration of Trustees and the Chief Compliance Officer.

The Victory Fund Complex will pay each Independent Trustee $219,000 per year for his or her services to the Funds in the Complex. The Board Chair will be paid an additional retainer of 50 percent of the base retainer per year. The Board reserves the right to award reasonable compensation to any Interested Trustee.

The following tables indicate the compensation received by each Trustee and the Chief Compliance Officer from the Trust and from the Victory Fund Complex for the fiscal year ended October 31, 2014. As of October 31, 2014, there were 18 mutual funds in the Victory Fund Complex for which the Trustees listed below were compensated. The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees.

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Adcock	$123,395	$132,000
Mr. Andrews	123,395	132,000
Ms. Beard	123,395	132,000
Ms. Dungan	123,395	132,000

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Kelly*	None	None
Mr. Meyer	123,395	132,000
Mr. Wilson	185,093	198,000

* Mr. Kelly was appointed to the Board effective February 17, 2015. Mr. Kelly received no compensation during the period shown above.

Interested Trustee.

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Brown†	None	None

†Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Chief Compliance Officer.

Chief Compliance Officer	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Edward J. Veilleux	$155,535	$166,916

Deferred Compensation.

Each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex in accordance with a Deferred Compensation Plan adopted by the Board (the “Plan”). Such amounts are invested in one or more Funds in the Victory Fund Complex offered under the Plan or a money market fund, as selected by the Trustee. The following table lists, as of October 31, 2014 the Trustee(s) who have elected to defer a portion of his or her compensation from the Victory Fund Complex, the Victory Fund Complex Funds owned and the approximate dollar value of the compensation deferred for all prior periods.

Trustee	Victory Fund	Approximate Dollar Value of Deferred Compensation
Mr. Adcock	N/A	$77,179

Officers.

The officers of the Trust are elected by the Board of Trustees to supervise actively the Trust’s day-to-day operations. The officers of the Trust, their ages, the length of time served, and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. Citi Fund Services Ohio, Inc. (“Citi”) receives fees from the Trust for serving as the Fund’s sub-administrator, transfer agent, dividend disbursing agent and servicing agent.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 53	President*	February 2006	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 45	Vice President	December 2014	Manager, Fund Administration, the Adviser.
Erin G. Wagner, 41	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 46	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Edward J. Veilleux, 72	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Chuck Booth, 55	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 61	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP. (1994-2011).

 *On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President of the Trust.

ADVISORY AND OTHER CONTRACTS

Investment Adviser.

One of the Trust’s most important contracts is with the Adviser, a New York corporation registered as an investment adviser with the SEC. The Adviser is a wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”). A majority interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds (together, “Crestview”) with the remaining portion owned by a Victory employees in the aggregate and a limited number of outside investors. As of September 30, 2015, the Adviser and its affiliates managed assets totaling in excess of $33.3 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

As of the date of this SAI, the advisory fees for the Fund, as an annual percentage of its average daily net assets is as follows:

Fund	Advisory Fee
Strategic Allocation	0.10%

Prior to the date of this SAI, the Fund paid the Adviser an annual fee at the following rate: 0.60% on the first $400 million, 0.55% on the next $400 million and 0.50% on assets in excess of $800 million.

The Advisory Agreement.

An advisory agreement dated as of August 1, 2013, as amended (the “Advisory Agreement”) applies to the Fund. Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Funds, provides that it will continue for consecutive one-year terms, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of each such Fund (as defined under “Additional Information—Miscellaneous”) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in person at a meeting called for such purpose. The Advisory Agreement is terminable as to the Fund at any time on 60 days written notice without penalty by a vote of the majority of the outstanding shares of the Fund, by vote of the Trustees, or by the Adviser. The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

For the three fiscal years ended October 31, 2014 the Adviser was paid the following advisory fees with respect to the Fund.

Fund	2014 Fees Paid	2013 Fees Paid	2012 Fees Paid
Strategic Allocation*	$114,623	$121,442	$120,690

* Reflects advisory fees paid under the contractual fee rate that applied prior to the date of this SAI.

Portfolio Manager.

This section includes information about the Fund’s portfolio manager, including information concerning other accounts they manage, the dollar range of Fund shares owned and how the Adviser’s portfolio managers are compensated.

Other Accounts

Fund (Portfolio Management Team)	Number of Other Accounts (Total Assets)* as of December 31, 2014	Number of Other Accounts (Total Assets)* Subject to a Performance Fee as of December 31, 2014
Strategic Allocation Fund (Kelly C. Cliff)
Other Investment Companies	None	None
Other Pooled Investment Vehicles	None	None
Other Accounts	None	None

* Rounded to the nearest tenth of a billion, or million, as relevant.

The Adviser’s portfolio managers are often responsible for managing one or more Victory Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Fund along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between the Fund and another account, raise conflict of interest issues. The Victory Funds and the Adviser have policies and procedures in place, including the Adviser’s internal review process and oversight by the Board of Trustees, that are intended to mitigate those conflicts.

Fund Ownership

Portfolio Manager	Fund	Dollar Range of Shares Beneficially Owned as of December 31, 2014
Mr. Cliff	Strategic Allocation Fund	None

Compensation

Victory Capital Management (“VCM”) has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of VCM’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help VCM attract and retain high-quality investment professionals, and (3) contribute to VCM’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which VCM receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. VCM monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

Each of the portfolio management teams employed by VCM may earn incentive compensation based on a percentage of VCM’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer of each team, in coordination with VCM, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to VCM’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or the Fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

VCM’s portfolio managers may participate in the equity ownership plan of VCM’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Code of Ethics.

Each of the Trust, the Adviser and the Distributor has adopted a Code of Ethics. The Adviser Code of Ethics applies to all Access Personnel (the Adviser’s directors and officers and employees with investment advisory duties) and all Supervised Personnel (all of the Adviser’s directors, officers and employees). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Victory Funds. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

Proxy Voting Policies and Procedures.

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Fund holds (the “Proxy Voting Policy”). The Trust’s Proxy Voting Policy is designed to: (i) ensure that proxies are voted in the best interests of shareholders of the Fund with a view toward maximizing the value of their investments; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Fund’s proxy voting records and the Proxy Voting Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Fund’s proxies in the best interests of the Fund and its shareholders, subject to oversight by the Board. To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable.

Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.

The Adviser votes proxies in the best interests of the Fund and its shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Fund or if required by the Board or the Fund’s Proxy Voting Policy. In such cases, the Adviser may consider, among other things:

• the effect of the proposal on the underlying value of the securities

• the effect on marketability of the securities

• the effect of the proposal on future prospects of the issuer

• the composition and effectiveness of the issuer’s board of directors

• the issuer’s corporate governance practices

• the quality of communications from the issuer to its shareholders

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between the Adviser’s interests and those of the Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g., a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

The Victory Funds’ Proxy Voting Policy provides that the Fund, in accordance with SEC rules, annually will disclose on Form N-PX the Fund’’ proxy voting record. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free 800 539-FUND (800 539 3863) or by accessing the SEC’s website at www.sec.gov.

Portfolio Transactions.

Fixed Income Trading. Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis. These trades are not charged a commission, but rather are marked up or marked down by the executing broker-dealer. The Adviser does not know the actual value of the markup/markdown. However, the Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids.

Orders to buy or sell convertible securities and fixed income securities are placed on a competitive basis with a reasonable attempt made to obtain three competitive bids or offers. Exceptions are: (1) where the bid/ask spread is 5 basis points or less, provided the order is actually filled at the bid or better for sales and at the ask or better for purchases; (2) securities for which there are only one or two market makers; (3) block purchases considered relatively large; (4) swaps, a simultaneous sale of one security and purchase of another in substantially equal amounts for the same account, intended to take advantage of an aberration in a spread relationship, realize losses, etc.; and (5) purchases and/or sales of fixed income securities for which, typically, more than one offering of the same issue is unobtainable; subject to a judgment by the trader that the bid is competitive.

All Other Markets. Subject to the consideration of obtaining best execution, the Adviser may use brokerage commissions generated from client transactions may be used to obtain services and/or research from broker-dealers to assist in the Adviser’s investment management decision-making process. These services and research are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement. In addition, brokerage commissions may never be used to obtain research and/or services for the benefit of any employee or non-client entity.

It is the policy of the Adviser to obtain the “best execution” of its clients’ securities transactions. The Adviser strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances. Commission rates paid on securities transactions for client accounts must reflect comparative market rates.

In addition, the Adviser will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital and responsiveness. The lowest possible commission cost alone does not determine broker selection. The transaction that represents the best quality execution for a client account will be executed. Commission ranges and the actual commission paid for trades of listed stocks and over-the-counter stocks may vary depending on, but not limited to, the liquidity and volatility of the stock and services provided to the Adviser by the broker.

The Adviser will make a good faith determination that the commissions paid are reasonable in relationship to the value of the services received. The continuous review of commissions is the responsibility of the head of equity trading. Quarterly, the Adviser’s research analysts and portfolio managers will participate in a broker vote. The Adviser’s Equity Trading Desk will utilize the vote results during the broker selection process. Some brokers executing trades for the Adviser’s clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks. Since the Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.

Investment decisions for the Fund are made independently from those made for the other Victory Funds or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Victory Funds. The Adviser may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.) The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated. Both equity and fixed-income securities may be aggregated. When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:

•                  Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.

•                  Allocation of all orders in a timely and efficient manner.

In some cases, “bunching” or “blocking” trades may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades.

The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and managed employee accounts) is permissible. No proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser’s Code of Ethics.

Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk. Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks. Orders are processed on a “first-come, first-served” basis. At times, a rotation system may determine “first-come, first-served” treatment when the equity trading desk receives the same order for multiple accounts simultaneously. The Adviser will utilize a rotation whereby the Fund, even if aggregated with other orders, are in the first block(s) to trade within the rotation. To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit. Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block. The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades. All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day. Execution prices may not be carried overnight. Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order. Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.

If the order is filled in its entirety, securities purchased in the aggregate transaction will be allocated among accounts participating in the trade in accordance with an Allocation Statement prepared at the time of order entry. If the order is partially filled, the securities will be allocated pro rata based on the Allocation Statement. Portfolio managers may allocate executed trades in a different manner than indicated on the Allocation Statement (e.g., non-pro rata) only if all client accounts receive fair and equitable treatment.

In some instances, it may not be practical to complete the Allocation Statement prior to the placement of the order. In that case, the trading desk will complete the Allocation Statement as soon as practicable, but no later than the end of the same business day on which the securities have been allocated to the trading desk by the broker.

Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible. The following execution methods maybe used in place of a pro rata procedure: relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.

After the proper allocation has been completed, excess shares must be sold in the secondary market, and may not be reallocated to another managed account.

In making investment decisions for the Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Fund.

The following table shows the brokerage commissions that the Fund paid during the last three fiscal years ended October 31.

Fund	2014	2013	2012
Strategic Allocation	$15,442	$16,143	$18,450

Affiliated Brokerage. The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”

The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, KeyBank or their affiliates, or Citi or its affiliates and will not give preference to KeyBank’s correspondent banks or affiliates, or Citi with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements. From time to time, when determined by the Adviser to be advantageous to the Fund, the Adviser may execute portfolio transactions through affiliated broker-dealers. All such transactions must be completed in accordance with procedures approved by the Board. The percentage of trades executed through an affiliated broker-dealer for the Fund may be higher relative to trades executed by unaffiliated dealers, so long as the trades executed by the affiliated broker-dealer are consistent with best execution.

No payments were made to any affiliated brokers during the prior three fiscal years ended October 31, 2014.

Allocation of Brokerage in Connection with Research Services. During the fiscal year ended October 31, 2014, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the brokerage transactions of the Fund to brokers because of research services provided. The following table indicates the Fund that entered into these transactions, the amount of these transactions and related commissions paid during this period. These amounts represent transactions effected with, and related commissions paid to, brokers that provide third party research services. They do not include transactions and commissions involving brokers that provide proprietary research.

Fund	Amount of Transactions to Brokers Providing Research	Related Commissions
Strategic Allocation	$16,421,230	$11,495

Securities of Regular Brokers or Dealers. The SEC requires the Trust to provide certain information for those Victory Funds that held securities of their regular brokers or dealers (or their parents) during the Trust’s most recent fiscal year. The following table identifies those brokers or dealers, the type of security and the value of the Fund’s aggregate holdings of the securities of each such issuer as of October 31, 2014.

Fund	Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value (000)
Strategic Allocation	Bank of America Corp.	Equity	$415
Strategic Allocation	Citigroup, Inc.	Equity	415
Strategic Allocation	JP Morgan Chase & Co.	Equity	287

Portfolio Turnover.

The portfolio turnover rates stated in the prospectuses are calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. The following table shows the portfolio turnover rates for the Fund for the two fiscal years ended October 31, 2014.

	2014	2013
Strategic Allocation	66%	142%

Disclosure of Portfolio Holdings.

The Board has adopted policies with respect to the disclosure of the Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies provide that the Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

The Trust’s Chief Compliance Officer is responsible for monitoring the Fund’s compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Fund’s policies provide that non-public disclosures of the Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and prohibits any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and the Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, the Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Fund. In none of these arrangements does a Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Victory Capital Management Inc.	Daily.
Distributor	Victory Capital Advisers, Inc.	Daily.
Custodian	KeyBank National Association	Daily.
Fund Accountant	Citi Fund Services Ohio, Inc.	Daily.
Independent Registered Public Accounting Firm	Ernst & Young LLP

Annual Reporting Period: within 15 business days of end of reporting period.
Semiannual Reporting Period: within 31 business days of end of reporting period.
Rule 17f-2 Audit: twice annually without prior notice to the Funds.

Printer for Financial Reports	Merrill Corporation	Up to 30 days before distribution to shareholders.
Legal Counsel, for EDGAR filings on Forms N-CSR and Form N-Q	Morrison & Foerster LLP	Up to 30 days before filing with the SEC.
Ratings Agency	Thompson Financial/Vestek	Monthly, within 5 days after the end of the previous month.
Ratings Agency	Lipper/Merrill Lynch	Monthly, within 6 days after the end of the previous month.
Ratings Agency	Lipper/general subscribers	Monthly, 30 days after the end of the previous month.
Ratings Agency	Morningstar	Quarterly, 5 business days after the end of the previous quarter.
Financial Data Service	Bloomberg L.P.	Quarterly, 5 business days after the end of the previous quarter.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to the Fund.

There is no guarantee that the Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Administrative Services.

Victory Capital Management Inc. serves as administrator to the Trust pursuant to an agreement dated July 1, 2006, as amended (the “Administration and Fund Accounting Agreement”). Citi serves as sub-administrator to the Trust pursuant to an agreement with VCM dated July 1, 2006, as amended (the “Sub-Administration and Sub-Fund Accounting Agreement”). As administrator, VCM supervises the Trust’s operations, including the services that Citi provides to the Funds as sub-administrator, but excluding those that VCM supervises as investment adviser, subject to the supervision of the Board.

Under the Administration and Fund Accounting Agreement, for the administration and fund accounting services that VCM renders to the Fund, other Victory Funds and Victory Variable Insurance Funds (“VVIF), the Trust pays VCM an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust and VVIF: 0.108% of the first $8 billion in aggregate Trust and VVIF net assets, plus 0.078% of aggregate Trust and VVIF net assets in excess of $8 billion to $10 billion, plus 0.075% of aggregate Trust and VVIF net assets in excess of $10 billion to $12 billion, plus 0.065% of aggregate Trust and VVIF net assets in excess of $12 billion. VCM may periodically waive all or a portion of the amount of its fee that is allocated to any Victory Fund in order to increase the net income of one or more of the Funds available for distribution to shareholders. In addition, the Trust and VVIF reimburse VCM for all of their reasonable out-of-pocket expenses incurred as a result of providing the services under the Administration and Fund Accounting Agreement.

Except as otherwise provided in the Administration and Fund Accounting Agreement, VCM shall pay all expenses that it incurs in performing its services and duties as administrator. Unless sooner terminated, the Administration and Fund Accounting Agreement will continue in effect as to the Fund for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is ratified by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement. The Administration and Fund Accounting Agreement provides that VCM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.

Under the Administration and Fund Accounting Agreement, VCM coordinates the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Victory Funds’ service arrangements with financial institutions that make the Victory Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.

The following table reflects fees that the Fund paid to VCM under the Administration and Fund Accounting Agreement for the last three fiscal years ended October 31.

Fund	2014 Fees Paid	2013 Fees Paid	2012 Fees Paid
Strategic Allocation	$20,632	$21,868	$20,966

Sub-Administrator.

Citi serves as sub-administrator to the Funds pursuant to an agreement with VCM dated July 1, 2006, as amended (the “Sub-Administration and Sub-Fund Accounting Agreement”). Citi assists in supervising all operations of the

Funds (other than those performed by VCM either as investment adviser or administrator), subject to the supervision of the Board.

Under the Citi Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi renders to the Victory Funds and VVIF, Victory Capital Management pays Citi an annual fee, computed daily and paid monthly, at the following annual rates: 0.05% of the first $8 billion of aggregate Trust and VVIF net assets; plus 0.02% of aggregate net assets of aggregate Trust and VVIF net assets from in excess of $8 billion to $12 billion; plus 0.01% of aggregate Trust and VVIF net assets in excess of $12 billion. Citi may periodically waive all or a portion of the amount of its fee that is allocated to any Victory Fund in order to increase the net income of one or more of the Funds available for distribution to shareholders. In addition, the Trust and VVIF reimburse Citi for all of their reasonable out-of-pocket expenses incurred as a result of providing the services under the Sub-Administration and Sub-Fund Accounting Agreement.

Unless sooner terminated, the Sub-Administration and Sub-Fund Accounting Agreement will continue in effect as to each Fund for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is ratified by the Board or by vote of a majority of the outstanding shares of each Victory Fund and, in either case, by a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement. The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.

Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and make disbursements; calculates capital gain and distribution information; registers the Fund’s shares with the states; prepares shareholder reports and reports to the SEC on Forms N-SAR and N-Q; coordinates dividend payments; calculates the Fund’s performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Fund’s status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees’ and officers’/errors and omissions insurance policies for the Trust; and assists in the annual audit of the Funds.

Distributor.

Victory Capital Advisers, Inc. (the “Distributor”), located at 4900 Tiedeman Road, 4th Floor, Brooklyn OH 44144, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust dated August 1, 2013, as amended (the “Distribution Agreement”). The Distributor is an affiliate of the Adviser. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. The following table reflects the total underwriting commissions and the amount of those commissions retained by the Distributor (and its predecessors) in connection with the sale of shares of the Fund for the three fiscal years ended October 31.

	2014		2013		2012
	Total Commissions	Underwriting Commissions Retained	Total Commissions	Underwriting Commissions Retained	Total Commissions	Underwriting Commissions Retained
Strategic Allocation	$5,723	$1,007	$4,960	$1,236	$10,471	$1,577

Transfer Agent.

SunGard Investor Services LLC. (“SunGard”), located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as transfer agent for the Victory Funds pursuant to a transfer agency agreement dated April 1, 2002, as amended. Under its agreement with the Victory Funds, SunGard has agreed to (1) issue and redeem shares of the Funds; (2) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Funds’ operations.

Rule 12b-1 Distribution and Service Plans.

The Trust has adopted distribution and service plans in accordance with Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) on behalf of Class A, C and R shares of the Fund. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under the Rule.

The amount of the Rule 12b-1 fees payable by any share class of the Fund under either of these Rule 12b-1 Plans is considered compensation and is not related directly to expenses incurred by the Distributor and neither Plan obligates the Fund to reimburse the Distributor for such expenses. The fees set forth under any Rule 12b-1 Plan will be paid by each such share class of the Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to the Fund’s share class; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of any such Fund.

Each of the Rule 12b-1 Plans have been approved by the Board, including the Independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plans prior to their approval and determined that there was a reasonable likelihood that the Plans would benefit the Funds and shareholders of the applicable class. Additionally, certain support services covered under a Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder’s broker.

Class A Rule 12b-1 Plan. The Trust has adopted a Rule 12b-1 Plan, pursuant to which Class A shares of (1) each of the Funds pay the Distributor a distribution and service fee of up to 0.25%. Under this Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s prospectus, SAI and reports to prospective investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to these Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class A shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class A shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The Class A Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class A shares of these Funds. In addition, this Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Funds’ Class A shares, or to third parties, including banks, that render shareholder support services.

Class C Rule 12b-1 Plan. The Trust has adopted a Rule 12b-1 Plan, pursuant to which Class C shares of the Fund pay the Distributor a distribution and service fee of 1.00%. The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of Class C shares, including but not limited to: (i) costs of printing and distributing the Fund’s prospectus, SAI and reports to prospective investors in the Fund; (ii) costs involved in preparing, printing and distributing sales literature pertaining to the Fund; and (iii) payments to salesmen and selling dealers at the time of the sale of shares, if applicable, and continuing fees to each such salesman and selling dealers, which fee shall begin to accrue immediately after the sale of such shares. Fees may also be used to pay persons, including but not limited to the Fund’s transfer agent, any sub-transfer agents, or any administrators, for providing services to the Funds and their Class C shareholders, including but not limited to: (i) maintaining shareholder accounts; (ii) answering routine inquiries regarding the Fund; (iii) processing shareholder transactions; and (iv) providing any other shareholder services not otherwise provided by the Fund’s transfer agent. In addition, the Distributor may use the Rule 12b-1 fees paid under this Plan for an allocation of overhead and other branch office distribution-related expenses of the Distributor such as office space and equipment and telephone facilities, and for accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee and the CDSC received by the Distributor. Of the 1.00% permitted under the Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class C shares.

Class R Rule 12b-1 Plan. The Trust also has adopted a Rule 12b-1 Plan, pursuant to which Class R shares of the Fund pay the Distributor a distribution and service fee of up to 0.50%. Under this Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing the Fund’s prospectus, SAI and reports to prospective investors in the Fund; (b) costs involved in preparing, printing and distributing sales literature pertaining to the Fund; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of the Fund’s Class R shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Fund’s transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Fund’s Class R shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The Class R Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class R shares the Fund. In addition, this Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund’s Class R shares, or to third parties, including banks, that render shareholder support services. To the extent that a Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class R shares of the Funds, additional sales of these shares may result.

Rule 12b-1 Fees.

The following tables reflect the payment of Rule 12b-1 fees to the Distributor pursuant to the Plans during the fiscal year ended October 31, 2014. All such payments consisted of compensation to broker-dealers.

	Class A	Class C	Class R
Strategic Allocation	$27,086	$29,133	$25,337

Fund Accountant.

VCM serves as fund accountant for all of the Funds pursuant to the Administration and Fund Accounting Agreement. Citi serves as sub-fund accountant pursuant to the Sub-Administration and Sub-Fund Accounting Agreement, as amended.

VCM performs accounting services for the Fund, excluding those services that Citi performs as sub-fund accountant. The fund accountant calculates the Fund’s NAV, the dividend and capital gain distribution, if any, and the yield. The fund accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. The fees that VCM receives for administration and fund accounting services are described in the SAI section entitled “Administrative Services.” The fees that Citi receives for sub-administration and sub-fund accounting services are described in the SAI section entitled “Sub-Administrator.”

Custodian.

General. Cash and securities owned by the Fund are held by KeyBank, 127 Public Square, Cleveland, Ohio 44114, as custodian pursuant to a Custodian Agreement dated July 1, 2011, as amended. Under this Agreement, KeyBank (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Board concerning the Trust’s operations. KeyBank may, with the approval of the Fund and at the custodian’s own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that each shall remain liable for the performance of all of its duties under its respective custody agreement.

Independent Registered Public Accounting Firm.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the Trust’s independent registered public accounting firm.

Legal Counsel.

Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019, is the counsel to the Trust.

Line of Credit.

Along with the other series in the Victory Fund Complex, the Fund participates in a short-term, demand note line of credit agreement with Citibank, N.A. Under the agreement with Citibank, the Victory Funds may borrow up to $100 million, of which $50 million is committed and $50 million is uncommitted. For providing the line of credit, Citibank receives an annual commitment fee. The Fund pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

Expenses.

The Fund bears the following expenses relating to its operations, including: taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund’s existence, costs of shareholders’ reports and meetings and any extraordinary expenses incurred in the Fund’s operation.

ADDITIONAL INFORMATION

Description of Shares.

The Trust’s Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, with a par value $0.001 per share. The Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the prospectuses and this SAI, the Trust’s shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series that are available for distribution.

Principal Holders of Securities.

As of November 30, 2015, the following shareholders owned 5% or more of a particular share class of the indicated Fund. Each shareholder that beneficially owns more than 25% of the voting securities of the Fund may be deemed a control person of that class of the Fund’s outstanding shares and, thereby, may influence the outcome of matters on which shareholders are entitled to vote. Since the economic benefit of investing in a Fund is passed through to the underlying investors of the record owners of 25% or more of the Fund shares, these record owners are not considered the beneficial owners of the Fund’s shares or control persons of the Fund.

Fund — Class	Name and Address of Owner	Percent Owned of Record
Strategic Allocation Fund Class A	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399	33.95%
	UBS WM USA 1000 Harbor Blvd 5th Floor Weehawken NJ 07086	11.48%
	SNBOC and Company 4900 Tiedeman Rd Cleveland OH 44144	9.63%
	Delaware Charter Guarantee Trust FBO Various Retirement Plans 711 High Street Des Moines IA 50303	6.22%
Strategic Allocation Fund Class C	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399	35.28%
	Morgan Stanley Smith Barney LLC 1300 Thames St Wharf 6th Floor Baltimore MD 21231	6.81%
Strategic Allocation Fund Class I	Charles Schwab & Co Inc 101 Montgomery St Attn Mutual Funds San Francisco CA 94104	26.31%
	Mid Atlantic Trust Co FBO JE Hurley Construction Company Inc 1251 Waterfront Place Suite 525 Pittsburgh PA 15222	11.55%
	Matrix Trust Company Anderson Consulting Engineers Inc 717 17th Street Suite 1300 Denver CO 80202	8.58%
	Matrix Trust Company Mountain Wireless Construction Inc 717 17th Street Suite 1300 Denver CO 80202	6.71%
	Mid Atlantic Trust Company FBO B-Tec Inc 1251 Waterfront Place	5.59%

	Suite 525 Pittsburgh PA 15222
	Mid Atlantic Trust Company FBO B-Tec Inc 1251 Waterfront Place Suite 525 Pittsburgh PA 15222	5.38%
	Matrix Trust Company Front Range Wireless 401k Plan 717 17th Street Suite 1300 Denver CO 80202	5.12%
Strategic Allocation Fund Class R	UBS WM USA 1000 Harbor Blvd 5th Floor Weehawken NJ 07086	23.78%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399	18.93%
	James Edward Weitzel 16192 Bundysburg Rd Middlefield OH 44062	6.99%
	Ascensus Trust Company FBO Joe Cwiertniewicz Individual k Plan PO Box 10758 Fargo ND 58106	5.75%

Shareholders of the Fund are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote (“share-based voting”). Alternatively (except where the 1940 Act requires share-based voting), the Trustees in their discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts). Shareholders of all series and classes will vote together as a single class on all matters except (1) when required by the 1940 Act or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

The Trust instrument permits the Trustees to take certain actions without obtaining shareholder approval, if the Trustees determine that doing so would be in the best interests of shareholders. These actions include: (a) reorganizing the Fund with another investment company or another series of the Trust; (b) liquidating the Fund; (c) restructuring the Fund into a “master/feeder” structure, in which the Fund (the “feeder”) would invest all of its assets in a separate “master” fund; and (d) amending the Trust Instrument, unless shareholder consent is required by law.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares, as defined under the 1940 Act, of each series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of the Fund will be required in connection with a matter, the Fund will be deemed to be affected by a matter unless it is clear that the interests of the Fund and any other series in the matter are identical, or that the matter does not affect any interest of other series of the Trust.. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding shares of the Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability.

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Fund or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Financial Statements.

The audited financial statements of the Fund, for the fiscal year ended October 31, 2015 are incorporated by reference herein.

Special Risk Related To Cyber Security.

The Fund and its service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Fund and its service providers are potentially susceptible to operational and information security risks resulting from a cyber-attack as the Fund is highly dependent upon the effective operation of its computer systems and those of their business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting VCM, the Distributor, the Fund, the custodians, the transfer agent, financial intermediaries and other affiliated or third-party service providers may adversely affect the Fund and its shareholders owners. For instance, cyber-attacks may interfere with the processing of Fund transactions, including the processing of orders, impact the Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject the Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the Fund invests, which may cause the Fund’s investments to lose value. A Fund may also incur additional costs for cyber security risk management in the future. Although the Fund and its service providers have adopted security procedures to minimize the risk of a cyber-attack, there can be no assurance that the Fund or its service providers will avoid losses affecting the Fund due to cyber-attacks or information security breaches in the future.

Miscellaneous.

As used in the prospectuses and in this SAI, “assets belonging to a fund” (or “assets belonging to the Fund”) means the consideration received by the Trust upon the issuance or sale of shares of the Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the prospectuses and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust.

The prospectuses and this SAI omit certain of the information contained in the registration statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the prospectus and this SAI.

APPENDIX A—Description of Security Ratings

Set forth below are descriptions of the relevant ratings of each of the NRSROs. These NRSROs and the descriptions of the ratings are as of the date of this SAI and may subsequently change.

Moody’s

Global Long-Term Ratings. Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following describes the global long-term ratings by Moody’s.

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Medium-Term Note Program Ratings. Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes). MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Global Short-Term Ratings. Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. The following describes Moody’s global short-term ratings.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1. — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2. — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3. — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP. — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Speculative Grade Liquidity Ratings. Moody’s Speculative Grade Liquidity Ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity Ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity Ratings are assigned to speculative grade issuers that are by definition Not Prime issuers.

SGL-1 — Issuers rated SGL-1 possess very good liquidity. They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 — Issuers rated SGL-2 possess good liquidity. They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing. The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance.

SGL-3 — Issuers rated SGL-3 possess adequate liquidity. They are expected to rely on external sources of committed financing. Based on its evaluation of near-term covenant compliance, Moody’s believes there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to funding lines.

SGL-4 — Issuers rated SGL-4 possess weak liquidity. They rely on external sources of financing and the availability of that financing is, in Moody’s opinion, highly uncertain.

Short-Term Obligation Ratings. While the global short-term ‘prime’ rating scale is applied to U.S. municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

• Nature of and provisions of the obligation, and the promise imputed by Standard & Poor’s;

• Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard &

Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) — The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings. The following describes Standard & Poor’s short-term issue credit ratings.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings. The following describes Standard & Poor’s Municipal Short-Term Note Ratings.

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

• Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

Active Qualifiers

L — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p — This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

pi — Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim — Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•                  Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•                  Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•                  Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•                  Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•                  Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•                  A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Fitch

International Long-Term Ratings

Investment Grade

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC, CC, C — High levels of credit risk. “CCC” ratings indicates that default is a real possibility. ‘CC’ ratings indicates that default of some kind appears probable. ‘C’ ratings indicate that default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

International Short-Term Ratings. The following describes Fitch’s two highest short-term ratings:

F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

Notes to Long- and Short-term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Ratings category, or to Long-Term Issuer Default Ratings categories below ‘B’.

NR — A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn — The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Rating Watch — Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook — trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving”.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Registration Statement

of

VICTORY PORTFOLIOS

on

Form N-1A

PART C. OTHER INFORMATION

Item 28.

Exhibits:

(a)(1)(a)	Certificate of Trust dated December 6, 1995.(6)

(a)(1)(b)	Certificate of Amendment dated August 19, 2015 to the Certificate of Trust. (29)

(a)(2)(a)	Delaware Trust Instrument dated December 6, 1995, as amended March 27, 2000.(2)

(a)(2)(b)	Schedule A to the Trust Instrument, current as of October 7, 2013.(6)

(a)(2)(c)	Schedule A to the Trust Instrument, current as of December 19, 2013.(17)

(a)(2)(d)	Schedule A to the Trust Instrument, current as of May 22, 2014.(12)

(a)(2)(e)	Schedule A to the Trust Instrument, current as of February 18, 2015.(28)

(a)(2)(f)	Amendment to Delaware Trust Instrument dated as of August 19, 2015. (29)

(b)	Bylaws, Amended and Restated as of August 26, 2009.(4)

(c)

The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a)(2)(a) above and in Article IV of the Bylaws referenced in Exhibit (b) above.

(d)(1)(a)	Investment Advisory Agreement dated August 1, 2013 between Registrant and Victory Capital Management Inc. (“VCM” or the “Adviser”).(6)

(d)(1)(b)	Schedule A to the Advisory Agreement dated August 1, 2013, current as of August 1, 2013.(6)

(d)(1)(c)	Schedule A to the Advisory Agreement dated August 1, 2013, current as of August 15, 2013.(6)

(d)(1)(d)	Schedule A to Advisory Agreement dated August 1, 2013, current as of October 23, 2013.(7)

(d)(1)(e)	Schedule A to Advisory Agreement dated August 1, 2013, current as of February 19, 2014.(17)

(d)(1)(f)	Schedule A to Advisory Agreement dated August 1, 2013, current as of May 22, 2014.(11)

(d)(1)(g)	Schedule A to Advisory Agreement dated August 1, 2013, current as of February 18, 2015.(28)

(d)(2)(a)	Sub-Investment Advisory Agreement dated August 1, 2013 between Registrant, the Adviser and KPB Investment Advisors LLC regarding the National Municipal Bond and Ohio Municipal Bond Funds.(6)

(d)(2)(b)	Schedule A to Sub-Advisory Agreement dated August 1, 2013, current as of August 1, 2013. (6)

(d)(3)	Form of Sub-Investment Advisory Agreement between Registrant, the Adviser and World Asset Management, Inc. regarding the Munder Index 500 Fund.(11)

(e)(1)	Distribution Agreement dated August 1, 2013 between Registrant and Victory Capital Advisers, Inc.(6)

(e)(2)	Schedule I to the Distribution Agreement dated August 1, 2013, current as of August 1, 2013.(6)

(e)(3)	Schedule I to the Distribution Agreement dated August 1, 2013, current as of October 23, 2013. (7)

(e)(4)	Schedule I to the Distribution Agreement dated August 1, 2013, current as of February 19, 2014.(17)

(e)(5)	Schedule I to the Distribution Agreement dated August 1, 2013, current as of May 22, 2014.(11)

(e)(6)	Schedule I to the Distribution Agreement dated August 1, 2013, current as of February 18, 2015.(28)

(f)	None.

(g)(1)(a)	Mutual Fund Custody Agreement dated July 1, 2011 between Registrant and KeyBank National Association (“KeyBank”).(3)

(g)(1)(a)(i)	Attachment A to the Mutual Fund Custody Agreement, as of October 23, 2013.(7)

(g)(1)(a)(ii)	Schedule I to the Mutual Fund Custody Agreement, as of October 23, 2013.(7)

(g)(1)(a)(iii)	Attachment A to the Mutual Fund Custody Agreement, as of May 22, 2014.(11)

(g)(1)(a)(iv)	Schedule I to the Mutual Fund Custody Agreement, as of May 22, 2014.(11)

(g)(1)(a)(v)	Attachment A to the Mutual Fund Custody Agreement, as of February 18, 2015.(28)

(g)(1)(a)(vi)	Schedule I to the Mutual Fund Custody Agreement, as of February 18, 2015.(28)

(g)(1)(b)	Global Custodial Services Agreement between the Registrant and Citibank, N.A. dated as of August 5, 2008.(1)

(g)(1)(c)	Fund Appendix to the Global Custodial Services Agreement between the Registrant and Citibank, N.A. dated as of August 5, 2008, revised as of February 14, 2014.(17)

(g)(1)(d)	Amendment and Fund Appendix dated May 22, 2014 to the Global Custodial Services Agreement between the Registrant and Citibank, N.A dated as of August 5, 2008.(11)

(h)(1)	Revised Form of Broker-Dealer Agreement.(5)

(h)(2)(a)	Administration and Fund Accounting Agreement dated July 1, 2006 between Registrant and VCM.(9)

(h)(2)(b)	Amendment dated July 1, 2009 to Administration and Fund Accounting Agreement dated July 1, 2006.(4)

(h)(2)(c)	Amendment No. 2 dated July 1, 2012 to Administration and Fund Accounting Agreement dated July 1, 2006.(5)

(h)(2)(d)	Schedule D to the Administration and Fund Accounting Agreement dated July 1, 2006, current as of October 23, 2013.(7)

(h)(2)(e)	Schedule D to the Administration and Fund Accounting Agreement dated July 1, 2006, current as of February 19, 2014.(17)

(h)(2)(f)	Schedule D to the Administration and Fund Accounting Agreement dated July 1, 2006, current as of May 22, 2014.(19)

(h)(2)(g)	Schedule D to the Administration and Fund Accounting Agreement dated July 1, 2006, current as of February 18, 2015.(28)

(h)(3)(a)	Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006 between VCM and BISYS.(9)

(h)(3)(b)	First Amendment dated October 1, 2006 to the Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006.(10)

(h)(3)(c)	Amendment dated July 1, 2009 to the Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006.(4)

(h)(3)(d)	Amendment dated July 1, 2010 to the Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006.(5)

(h)(3)(e)	Amendment dated July 1, 2012 to the Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006.(5)

(h)(3)(f)	Amendment dated October 24, 2012 to the Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006.(20)

(h)(3)(g)	Amendment dated October 23, 2013 to the Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006.(7)

(h)(3)(h)	Amendment dated February 19, 2014 to the Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006.(17)

(h)(3)(i)	Amendment dated May 22, 2014 to the Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006.(19)

(h)(3)(j)	Amendment dated February 18, 2015 to the Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006.(28)

(h)(4)(a)	Transfer Agency Agreement dated April 1, 2002 between Registrant and BISYS.(18)

(h)(4)(b)	Schedule A to the Transfer Agency Agreement dated April 1, 2002, current as of December 2, 2009.(4)

(h)(4)(c)	Supplement dated June 3, 2002 to the Transfer Agency Agreement dated April 1, 2002.(18)

(h)(4)(d)	Amendment dated July 24, 2002 to the Transfer Agency Agreement dated April 1, 2002.(18)

(h)(4)(e)	Amendment dated May 18, 2004 to the Transfer Agency Agreement dated April 1, 2002.(12)

(h)(4)(f)	Amendment dated July 1, 2006 to the Transfer Agency Agreement dated April 1, 2002.(9)

(h)(4)(g)	Amendment dated July 1, 2009 to the Transfer Agency Agreement dated April 1, 2002.(4)

(h)(4)(h)	Amendment dated August 31, 2011 to the Transfer Agency Agreement dated April 1, 2002.(3)

(h)(4)(i)	Amendment dated July 1, 2012 to the Transfer Agency Agreement dated April 1, 2002. (21)

(h)(4)(j)	Amendment dated October 24, 2012 to the Transfer Agency Agreement dated April 1, 2002.(20)

(h)(4)(k)	Amendment dated October 23, 2013 to the Transfer Agency Agreement dated April 1, 2002.(7)

(h)(4)(l)	Amendment dated February 19, 2014 to the Transfer Agency Agreement dated April 1, 2002.(17)

(h)(4)(m)	Amendment dated April 1, 2015 to the Transfer Agency Agreement dated April 1, 2002.(28)

(h)(5)(a)	Transfer Agency and Registrar Agreement dated June 1, 2008, by and among Munder Series Trust and PFPC, Inc. (21)

(h)(5)(b)

Amendment dated June 1, 2011 to the Transfer Agency and Registrar Agreement dated June 1, 2008, by and among Munder Series Trust and BNY Mellon Investment Servicing (US) Inc. (fka PFPC, Inc. and PNC Global Investment Servicing Inc.) (22)

(h)(5)(c)

Red Flag Services Amendment dated May 1, 2009 to the Transfer Agency and Registrar Agreement dated June 1, 2008, by and among Munder Series Trust and PNC Global Investment Servicing Inc. (fka PFPC, Inc.) (22)

(h)(5)(d)	Amended Schedule D dated July 1, 2012 to the Transfer Agency and Registrar Agreement dated June 1, 2008, by and among Munder Series Trust and BNY Mellon Investment Servicing (US) Inc. (23)

(h)(5)(e)	Amendment dated June 28, 2013 to the Transfer Agency and Registrar Agreement dated June 1, 2008, by and among Munder Series Trust and BNY Mellon Investment Servicing (US) Inc. (24)

(h)(5)(f)

Assignment, Assumption and Amendment Agreement, dated as of August 20, 2014 (“Effective Date”), is being entered into by and among BNY Mellon Investment Servicing (US) Inc. (“BNYM”), Munder Series Trust, and Registrant.(12)

(h)(6)(a)	Expense Limitation Agreement dated as of August 1, 2013.(6)

(h)(6)(b)	Amendment to Expense Limitation Agreement dated as of October 23, 2013.(7)

(h)(6)(c)	Amendment to Expense Limitation Agreement dated as of February 19, 2014.(17)

(h)(6)(d)	Amendment to Expense Limitation Agreement dated as of March 1, 2015.(28)

(h)(6)(e)	Form of Expense Limitation Agreement.(12)

(h)(7)(a)	Expense Limitation Agreement relating to Balanced Fund dated as of August 1, 2013.(6)

(h)(7)(b)	Amendment to Expense Limitation Agreement dated as of February 19, 2014.(17)

(h)(8)(a)	Form of Fee Limitation Letter Agreement between Registrant and Adviser.(11)

(i)(1)(a)	Opinions of Morrison & Foerster LLP dated October 24, 2012 and Morris Nichols Arsht & Tunnell LLP dated October 24, 2012 relating to all then current Funds and Classes of Shares.(20)

(i)(1)(b)

Opinions of Morrison & Foerster LLP dated February 27, 2013 and Morris Nichols Arsht & Tunnell LLP dated February 27, 2013 relating to Class R Shares for Global, International and International Select Funds.(5)

(i)(1)(c)	Opinions of Morrison & Foerster LLP dated December 31, 2013 and Morris Nichols Arsht & Tunnell LLP dated December 31, 2013 relating to Select Fund.(8)

(i)(l)(d)	Opinions of Morrison & Foerster LLP dated March 28, 2014 and Morris Nichols Arsht & Tunnell LLP dated March 28, 2014 relating to Emerging Markets Small Cap Fund.(17)

(i)(l)(e)

Opinions of Morrison & Foerster LLP dated June 17, 2014 and Morris Nichols Arsht & Tunnell LLP dated June 17, 2014 relating to Integrity Micro-Cap Equity, Integrity Mid-Cap Value, Integrity Small/Mid Value, Integrity Small-Cap Value, Munder Emerging Markets Small-Cap, Munder

Growth Opportunities, Munder Index 500, Munder International Fund-Core Equity, Munder International Small-Cap, Munder Mid-Cap Core Growth and Munder Total Return Bond.(19)

(i)(1)(f)	Opinions of Morrison & Foerster LLP dated February 13, 2015 and Morris Nichols Arsht & Tunnell LLP dated February 13, 2015 relating to Munder Small Cap Growth Fund.(26)

(i)(1)(g)

Opinions of Morrison & Foerster LLP dated February 24, 2015 and Morris Nichols Arsht & Tunnell LLP dated February 24, 2015 relating to Integrity Small/Mid-Cap Value Fund — Class R6, Munder Total Return Bond Fund — Class R6, Munder International Fund-Core Equity Class R6 and Fund for Income Class R6.(27)

(i)(1)(h)

Opinions of Morrison & Foerster LLP dated October 28, 2015 and Morris Nichols Arsht & Tunnell LLP dated October 28, 2015 relating to Integrity Mid-Cap Value Fund — Class R6, NewBridge Global Equity Fund — Class R6 and Sycamore Small Company Opportunity Fund — Class R6. (29)

(i)(2)	Consent of Morrison & Foerster LLP. (filed herewith)

(i)(3)	Consent of Ernst & Young LLP. (filed herewith)

(k)	Not applicable.

(l)(1)	Purchase Agreement dated November 12, 1986 between Registrant and Physicians Insurance Company of Ohio.(13)

(l)(2)	Purchase Agreement dated October 15, 1989.(14)

(l)(3)	Purchase Agreement.(15)

(l)(4)	Purchase Agreement dated February 16, 2010 with respect to Global Equity Fund.(16)

(l)(5)	Purchase Agreement dated October 31, 2012 with respect to Dividend Growth Fund.(20)

(l)(6)	Purchase Agreement dated December 30, 2013 with respect to Select Fund.(8)

(l)(7)	Purchase Agreement dated March 28, 2014 with respect to Emerging Markets Small Cap Fund.(17)

(l)(8)	Purchase Agreement dated October 30, 2015 with respect to Munder Small Cap Growth Fund.(28)

(m)(1)(a)	Amended and Restated Distribution and Service Plan dated December 11, 1998 as amended and restated February 20, 2013 for Class R Shares.(6)

(m)(1)(b)	Schedule I to the Amended and Restated Distribution and Service Plan for Class R Shares revised as of February 20, 2013. (6)

(m)(1)(c)	Schedule I to the Amended and Restated Distribution and Service Plan for Class R Shares revised as of May 22, 2014. (11)

(m)(2)(a)	Distribution and Service Plan dated February 26, 2002 as amended February 5, 2003 for Class C Shares.(6)

(m)(2)(b)	Schedule I to Distribution and Service Plan for Class C Shares, as revised October 24, 2012.(20)

(m)(2)(c)	Schedule I to Distribution and Service Plan for Class C Shares, as revised February 19, 2014.(17)

(m)(2)(d)	Schedule I to Distribution and Service Plan for Class C Shares, as revised May 22, 2014.(11)

(m)(3)(a)	Distribution and Service Plan dated August 1, 2013 for Class A shares of Registrant.(6)

(m)(3)(b)	Schedule I to Distribution and Service Plan for Class A Shares, current as of August 1, 2013.(6)

(m)(3)(c)	Schedule I to Distribution and Service Plan for Class A Shares, as revised October 23, 2013.(7)

(m)(3)(d)	Schedule I to Distribution and Service Plan for Class A Shares, as revised February 19, 2014.(17)

(m)(3)(e)	Schedule I to Distribution and Service Plan for Class A Shares, as revised May 22, 2014.(11)

(m)(3)(f)	Schedule I to Distribution and Service Plan for Class A Shares, as revised February 18, 2015.(28)

(n)(1)	Amended and Restated Rule 18f-3 Multi-Class Plan, amended and restated February 20, 2013.(5)

(n)(2)	Amended and Restated Rule 18f-3 Multi-Class Plan, second amended and restated February 20, 2013.(6)

(n)(3)	Amended and Restated Rule 18f-3 Multi-Class Plan, amended and restated October 23, 2013.(7)

(n)(4)	Amended and Restated Rule 18f-3 Multi-Class Plan, amended and restated February 19, 2014.(17)

(n)(5)	Amended and Restated Rule 18f-3 Multi-Class Plan, amended and restated May 22, 2014.(11)

(n)(6)	Amended and Restated Rule 18f-3 Multi-Class Plan, amended and restated February 18, 2015.(28)

(n)(7)	Amended and Restated Rule 18f-3 Multi-Class Plan, amended and restated October 21, 2015.(30)

(p)(1)	Code of Ethics of Registrant as revised November 30, 2011.(20)

(p)(2)	Code of Ethics of the Adviser and the Distributor dated November 1, 2014.(27)

(p)(3)	Code of Ethics of World Asset Management, Inc. (12)

Powers of Attorney of Leigh A. Wilson, Nigel D. T. Andrews, David Brooks Adcock, E. Lee Beard, David C. Brown, David L. Meyer and Sally M. Dungan.(3)

Power of Attorney of Thomas P. Lemke.(25)

Power of Attorney of John L. Kelly.(26)

(1) Filed as an Exhibit to Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A filed electronically on November 14, 2008, accession number 0001104659-08071024.

(2) Filed as an Exhibit to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A filed electronically on June 1, 2000, accession number 0000922423-00-000816.

(3) Filed as an Exhibit to Post-Effective Amendment No. 97 to Registrant’s Registration Statement on Form N-1A filed electronically on December 22, 2011, accession number 0001104659-11-070891.

(4) Filed as an Exhibit to Post-Effective Amendment No. 89 to Registrant’s Registration Statement on Form N-1A filed electronically on December 4, 2009, accession number 0001104659-09-068535.

(5) Filed as an Exhibit to Post-Effective Amendment No 103 to Registrant’s Registration Statement on Form N-1A filed electronically on February 27, 2013, accession number 0001104659-13-015010.

(6) Filed as an Exhibit to Post-Effective Amendment No. 105 to Registrant’s Registration Statement on Form N-1A filed electronically on October 15, 2013, accession number 0001104659-13-075668.

(7) Filed as an Exhibit to Post-Effective Amendment No. 106 to Registrant’s Registration Statement on Form N-1A filed electronically on December 23, 2013, accession number 0001104659-13-092003.

(8) Filed as an Exhibit to Post-Effective Amendment No. 107 to Registrant’s Registration Statement on Form N-1A filed electronically on December 31, 2013, accession number 0001104659-13-093041.

(9) Filed as an Exhibit to Post-Effective Amendment No. 77 to Registrant’s Registration Statement on Form N-1A filed electronically on December 20, 2006, accession number 0001104659-06-082890.

(10) Filed as an Exhibit to Post-Effective Amendment No. 79 to Registrant’s Registration Statement on Form N-1A filed electronically on June 29, 2007, accession number 0001104659-07-051406.

(11) Filed as an Exhibit to Registrant’s Registration Statement on Form N-14, File No. 333-19666, filed electronically on June 11, 2014, accession number 0001104659-14-045290.

(12) Filed as an Exhibit to Post-Effective Amendment No. 120 to Registrant’s Registration Statement on Form N-1A filed electronically on October 10, 2014, accession number 0001104659-14-071313.

(13) Filed as Exhibit 13 to Registrant’s Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A filed on November 13, 1986.

(14) Filed as Exhibit 13(b) to Registrant’s Post-Effective Amendment No. 7 to Registration Statement on Form N-1A filed on December 1, 1989.

(15) Filed as Exhibit 13(c) to Registrant’s Post-Effective Amendment No. 7 to Registration Statement on Form N-1A filed on December 1, 1989.

(16) Filed as an Exhibit to Post-Effective Amendment No. 91 to Registrant’s Registration Statement on Form N-1A filed electronically on February 16, 2010, accession number 0001104659-10-007421.

(17) Filed as an Exhibit to Post-Effective Amendment No. 112 to Registrant’s Registration Statement on Form N-1A filed electronically on March 28, 2014, accession number 0001104659-14-024014.

(18) Filed as an Exhibit to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A filed electronically on December 27, 2002, accession number 0000922423-02-001283.

(19) Filed as an Exhibit to Post-Effective Amendment No. 117 to Registrant’s Registration Statement on Form N-1A filed electronically on June 17, 2014, accession number 0001104659-14-046546.

(20) Filed as an Exhibit to Post-Effective Amendment No. 101 to Registrant’s Registration Statement on Form N-1A filed electronically on October 26, 2012, accession number 0001104659-12-071603.

(21) Filed as an Exhibit to Post-Effective Amendment No. 30 to Munder Series Trust’s Registration Statement on Form N-1A filed electronically on October 28, 2008, accession number 0001193125-08-218017.

(22) Filed as an Exhibit to Post-Effective Amendment No. 38 to Munder Series Trust’s Registration Statement on Form N-1A filed electronically on June 29, 2011, accession number 0001144204-11-038223.

(23) Filed as an Exhibit to Post-Effective Amendment No. 48 to Munder Series Trust’s Registration Statement on Form N-1A filed electronically on April 17, 2013, accession number 0001104659-13-030338.

(24) Filed as an Exhibit to Post-Effective Amendment No. 51 to Munder Series Trust’s Registration Statement on Form N-1A filed electronically on October 28, 2013, accession number 0001104659-13-078255.

(25) Filed as an Exhibit to Registrant’s Registration Statement on Form N-14, File No. 333-19666, filed electronically on November 24, 2014, accession number 0001104659-14-0830008.

(26) Filed as an Exhibit to Post-Effective Amendment No. 122 to Registrant’s Registration Statement on Form N-1A filed electronically on February 20, 2015, accession number 0001104659-15-012670.

(27) Filed as an Exhibit to Post-Effective Amendment No. 123 to Registrant’s Registration Statement on Form N-1A filed electronically on February 26, 2015, accession number 0001104659-15-014530.

(28) Filed as an Exhibit to Post-Effective Amendment No. 126 to Registrant’s Registration Statement on Form N-1A filed electronically on May 4, 2015, accession number 0001104659-15-033255.

(29) Filed as an Exhibit to Post-Effective Amendment No. 129 to Registrant’s Registration Statement on Form N-1A filed electronically on October 28, 2015, accession number 0001104659-15-073617.

(30) Filed as an Exhibit to Post-Effective Amendment No. 133 to Registrant’s Registration Statement on Form N-1A filed electronically on December 22, 2015, accession number 0001104659-15-086283.

Item 29. Persons Controlled by or Under Common Control with Registrant.

None.

Item 30. Indemnification

Article X, Section 10.02 of Registrant’s Delaware Trust Instrument, as amended, incorporated herein as Exhibit (a)(2)(a) hereto, provides for the indemnification of Registrant’s Trustees and officers, as follows:

Section 10.02 Indemnification.

(a) Subject to the exceptions and limitations contained in Subsection 10.02(b):

(i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.”

Indemnification of the Fund’s principal underwriter, custodian, fund accountant, and transfer agent is provided for, respectively, in Section V of the Distribution Agreement incorporated by reference as Exhibit 6(a) hereto, Section 28 of the Custody Agreement incorporated by reference as Exhibit 8(a) hereto, Section 5 of the Fund Accounting Agreement incorporated by reference as Exhibit 9(d) hereto, and Section 7 of the Transfer Agency Agreement incorporated by reference as Exhibit 9(c) hereto. Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

Victory Capital Management Inc. (“VCM” or the “Adviser”) is, effective July 31, 2013, a wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”). A majority of the equity interest in VCH is owned by Crestview Partners, through one or more investment vehicles, with employees of VCM owning a substantial minority interest in VCH. VCM provides investment advisory services to institutional clients including corporations, non-profits, public funds, Taft-Harley and sub-advisory clients. VCM offers domestic and international equity and domestic fixed income strategies to investors through a variety of products, including mutual funds, separate accounts, and collective trust funds. As of September 30, 2015, VCM managed or advised assets totaling in excess $33.3 billion for individual an institutional clients. VCM’s principal offices are located at 4900 Tiedeman Road, 4th Floor, Brooklyn, OH 44144, with additional offices in New York, Cincinnati, Tampa and Denver.

To the knowledge of Registrant, none of the directors or officers of the Adviser, except those set forth below, is or has been at any time during the past two calendar years engaged in any other business, profession, vocation or employment of a substantial nature, except that prior to August 1, 2013, certain directors and officers of the Adviser also held positions with the former parent company of VCM, KeyCorp or its subsidiaries, located at 127 Public Square, Cleveland, Ohio 44114.

The principal executive officers and directors of VCM and VCH are as follows:

David C. Brown	• Director, Chairman and Chief Executive Officer of VCM and VCH
Kelly S. Cliff	• Director, President, Investment Franchises of VCM and VCH
Michael D. Policarpo, II	• Director, Chief Financial Officer and Treasurer of VCM and VCH
Gregory J. Ewald	• Director, Chief Legal Officer and Secretary of VCM and VCH

The business address of the foregoing individuals is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

Item 32. Principal Underwriter

(a) Victory Capital Advisers, Inc. (“VCA”) acts as principal underwriter for the shares of Registrant, Victory Portfolios II,Victory Variable Insurance Funds and Victory Institutional Funds.

(b) VCA, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, acts solely as distributor for the investment companies listed above. The officers of VCA, all of whose principal business address is set forth above, are:

Name	Positions and Offices with VCA	Position and Offices with Registrant
Michael D. Policarpo, II	President	President
Donald Inks	Financial Operations Principal, Treasurer	None
Peter Scharich	Chief Compliance Officer and AML Officer	None
Gregory J. Ewald	Chief Legal Officer and Secretary	None

(c) Not applicable.

Item 33. Location of Accounts and Records

(1) Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144 (records relating to its functions as investment adviser and administrator).

(2) KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114 (records relating to its function as custodian and shareholder servicing agent).

(3) Citibank N.A., 388 Greenwich St., New York, New York 10013 (records relating to its function as custodian for the Emerging Markets Small Cap, International, International Select, Global Equity, Munder Emerging Markets Small-Cap, Munder International Fund-Core Equity and Munder International Small-Cap Funds).

(4) Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as sub-administrator, sub-fund accountant).

(5) SunGard Investor Services LLC., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as transfer agent and dividend disbursing agent).

(6) Victory Capital Advisers, Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144 (records relating to its function as distributor).

(7) KPB Investment Advisors LLC, 127 Public Square, Cleveland, Ohio 44114 (records relating to its function as sub-adviser to the National Municipal Bond and Ohio Municipal Bond Funds)

(8) World Asset Management, Inc., 255 E. Brown Street, Birmingham, Michigan 48009 (records relating to its function as sub-adviser to the Munder Index 500 Fund)

Item 34. Management Services

None.

Item 35. Undertakings

None.

NOTICE

A copy of the Certificate of Trust of Registrant is on file with the Secretary of State of Delaware and notice is hereby given that this Post-Effective Amendment to Registrant’s Registration Statement has been executed on behalf of Registrant by officers of, and Trustees of, Registrant as officers and as Trustees, respectively, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 29th day December, 2015.

VICTORY PORTFOLIOS

(Registrant)

By:	/s/ Christopher K. Dyer
Christopher K. Dyer, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 29th day of December, 2015.

/s/ Christopher K. Dyer	President
Christopher K. Dyer

/s/ Christopher E. Sabato	Treasurer
Christopher E. Sabato

*	Chairman of the Board and Trustee
Leigh A. Wilson

*	Trustee
David Brooks Adcock

*	Trustee
Nigel D. T. Andrews

*	Trustee
E. Lee Beard

*	Trustee
David C. Brown

*	Trustee
Sally M. Dungan

*	Trustee
John L. Kelly

*	Trustee
David L. Meyer

*By:	/s/ Jay G. Baris
Jay G. Baris

Attorney-in-Fact

C-2

VICTORY PORTFOLIOS

INDEX TO EXHIBITS

Item 23.

Exhibit Number

Exhibits:

EX-99.(i)(2)	Consent of Morrison & Foerster LLP.

EX-99.(i)(3)	Consent of Ernst & Young LLP.

C-3